As filed with the Securities and Exchange Commission on February 19, 2004
Registration No. 333-

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form S-3

REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933

The Shaw Group Inc.*

(Exact name of registrant as specified in its charter)

Louisiana*	3490	72-1106167*
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number	(I.R.S. Employer Identification No.)

4171 Essen Lane

Baton Rouge, Louisiana 70809
(225) 932-2500
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Gary P. Graphia

Secretary and General Counsel
The Shaw Group Inc.
4171 Essen Lane
Baton Rouge, Louisiana 70809
(225) 932-2500
(Name, address, including zip code, and telephone number,
including area code, of agent for service)

Copy to:

David P. Oelman
Vinson & Elkins L.L.P.
1001 Fannin, Suite 2300
Houston, Texas 77002-6760
(713) 758-2222

     Approximate date of commencement of proposed sale to the public: From time to time after this registration statement becomes effective, as determined by market conditions and other factors.

     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box.     ☐

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box.     ☑

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.     ☐

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.     ☐

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box.     ☐

CALCULATION OF REGISTRATION FEE

		Proposed maximum
Title of each class	Amount to be	aggregate offering	Amount of
of securities to be registered	registered(1)	price(1)(2)	registration fee(1)

Debt Securities(3)
Preferred Stock(3)
Common Stock(4)
Depositary Shares(3)(5)
Warrants(3)
Guarantees of Debt Securities(6)
Total		$500,000,000(7)	$63,350.00

(1)	Rule 457(o) permits the registration statement fee to be calculated on the basis of the maximum offering price of all of the securities listed. Therefore, the table does not specify information as to the amount to be registered by each class or the proposed maximum offering price per security.

(2)	No separate consideration will be received for any securities being registered that are issued in exchange for, or upon conversion or exercise of, the Debt Securities, Preferred Stock or Depositary Shares being registered hereunder.

(3)	This registration statement also covers an indeterminate amount of securities that may be issued in exchange for, or upon conversion or exercise of, the Debt Securities, Preferred Stock, Depositary Shares or Warrants being registered. Any securities being registered may be sold separately or as units with other securities being registered.

(4)	Includes preferred share purchase rights. Until the occurrence of certain prescribed events, none of which has occurred, the preferred share purchase rights are not exercisable, are evidenced by certificates representing shares of the common stock, and will be transferred only with shares of the common stock. The value, if any, attributable to the rights is included in the market price of the common stock.

(5)	The Depositary Shares being registered will be evidenced by depositary receipts issued under a depositary agreement. If The Shaw Group Inc. elects to offer fractional interests in shares of Preferred Stock to the public, depositary receipts will be distributed to the investors purchasing the fractional interests, and the shares will be issued to the depositary under the depositary agreement.

(6)	Subsidiaries of The Shaw Group Inc. may fully, irrevocably and unconditionally guarantee on an unsecured basis the debt securities of The Shaw Group Inc. In accordance with Rule 457(n), no separate fee is payable with respect to the guarantees of the Debt Securities being registered.

(7)	The aggregate principal amount of the Debt Securities may be increased if any Debt Securities are issued at an original issue discount, in which case the gross proceeds received will be equal to the amount being registered above. Any offering of Debt Securities denominated in other than United States dollars will be treated as the United States-dollar equivalent calculated using the exchange rate that is applicable at the time of initial offering. The aggregate initial offering price of all securities being registered under this registration statement will not exceed $500 million (or the foreign-currency or composite-currency equivalents). The aggregate amount of Common Stock that may be issued is further limited by Rule 415(a)(4).

*	The following subsidiaries of The Shaw Group Inc. are co-registrants and are Incorporated or organized in the indicated states and have the indicated I.R.S. Employee Identification Numbers.

ACL Piping, Inc.

(Exact Name of Registrant As Specified In Its Charter)

Texas	72-1492216
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

American Plastic Pipe and Supply, L.L.C.

(Exact Name of Registrant As Specified In Its Charter)

Louisiana	33-1011591
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Arlington Avenue E Venture, LLC

(Exact Name of Registrant As Specified In Its Charter)

Delaware	68-0498475
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Associated Valve, Inc.

(Exact Name of Registrant As Specified In Its Charter)

Louisiana	72-1326322
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Badger® Technologies, L.L.C.

(Exact Name of Registrant As Specified In Its Charter)

Louisiana	43-1976349
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Badger® Technology Holdings, L.L.C.

(Exact Name of Registrant As Specified In Its Charter)

Louisiana	43-1976351
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Benicia North Gateway II, L.L.C.

(Exact Name of Registrant As Specified In Its Charter)

Louisiana	75-3047268
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

B.F. Shaw, Inc.

(Exact Name of Registrant As Specified In Its Charter)

South Carolina	72-1106168
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Camden Road Venture, LLC

(Exact Name of Registrant As Specified In Its Charter)

Delaware	68-0498480
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

C.B.P. Engineering Corp.

(Exact Name of Registrant As Specified In Its Charter)

Illinois	36-2860678
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Chimento Wetlands, L.L.C.

(Exact Name of Registrant As Specified In Its Charter)

Louisiana	01-0692358
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Eagle Industries, Inc.

(Exact Name of Registrant As Specified In Its Charter)

Louisiana	72-1161160
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

EDS Equipment Company, LLC

(Exact Name of Registrant As Specified In Its Charter)

Delaware	56-2216244
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

EDS Puerto Rico, Inc.

(Exact Name of Registrant As Specified In Its Charter)

Delaware	56-2140790
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

EMCON/OWT, Inc.

(Exact Name of Registrant As Specified In Its Charter)

Louisiana	77-0589893
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Envirogen, Inc.

(Exact Name of Registrant As Specified In Its Charter)

Delaware	22-2899415
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Field Services, Inc.

(Exact Name of Registrant As Specified In Its Charter)

Louisiana	72-1482550
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Great Southwest Parkway Venture, LLC

(Exact Name of Registrant As Specified In Its Charter)

Delaware	68-0498479
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Gulf Coast Equipment Rental, Inc.

(Exact Name of Registrant As Specified In Its Charter)

Louisiana	72-1322884
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

HL Newhall II, L.L.C.

(Exact Name of Registrant As Specified In Its Charter)

Louisiana	73-1638493
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Jernee Mill Road, L.L.C.

(Exact Name of Registrant As Specified In Its Charter)

Louisiana	77-0592653
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Kato Road II, L.L.C.

(Exact Name of Registrant As Specified In Its Charter)

Louisiana	73-1641813
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

KIP I, L.L.C.

(Exact Name of Registrant As Specified In Its Charter)

Louisiana	77-0591660
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

LandBank Baker, L.L.C.

(Exact Name of Registrant As Specified In Its Charter)

Louisiana	03-0445175
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

LandBank Properties, L.L.C.

(Exact Name of Registrant As Specified In Its Charter)

Louisiana	73-1638502
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

LFG Specialties, L.L.C.

(Exact Name of Registrant As Specified In Its Charter)

Louisiana	33-1011588
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Lone Star Fabricators, Inc.

(Exact Name of Registrant As Specified In Its Charter)

Texas	72-1156855
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Millstone River Wetland Services, L.L.C.

(Exact Name of Registrant As Specified In Its Charter)

Louisiana	74-3040582
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

MWR, Inc.

(Exact Name of Registrant As Specified In Its Charter)

Michigan	38-2677202
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Norwood Venture I, L.L.C.

(Exact Name of Registrant As Specified In Its Charter)

Louisiana	61-1442731
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Otay Mesa Ventures II, L.L.C.

(Exact Name of Registrant As Specified In Its Charter)

Louisiana	27-0009050
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Pike Properties I, Inc.

(Exact Name of Registrant As Specified In Its Charter)

Louisiana	72-1362486
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Pike Properties II, Inc.

(Exact Name of Registrant As Specified In Its Charter)

Louisiana	72-1212032
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Plattsburg Venture, L.L.C.

(Exact Name of Registrant As Specified In Its Charter)

Louisiana	27-0009151
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Prospect Industries (Holdings), Inc.

(Exact Name of Registrant As Specified In Its Charter)

Delaware	36-2860679
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Raritan Venture I, L.L.C.

(Exact Name of Registrant As Specified In Its Charter)

Louisiana	75-3046549
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

S C Woods, L.L.C.

(Exact Name of Registrant As Specified In Its Charter)

Delaware	72-1507985
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Shaw A/DE, Inc.

(Exact Name of Registrant As Specified In Its Charter)

Louisiana	72-1326466
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Shaw Alaska, Inc.

(Exact Name of Registrant As Specified In Its Charter)

Alaska	20-0741320
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Shaw Alloy Piping Products, Inc.

(Exact Name of Registrant As Specified In Its Charter)

Louisiana	72-0742268
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Shaw Americas, L.L.C.

(Exact Name of Registrant As Specified In Its Charter)

Louisiana	11-3707848
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Shaw Beneco, Inc.

(Exact Name of Registrant As Specified In Its Charter)

Louisiana	68-0501371
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Shaw California, L.L.C.

(Exact Name of Registrant As Specified In Its Charter)

Louisiana	04-3667855
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Shaw Capital, Inc.

(Exact Name of Registrant As Specified In Its Charter)

Nevada	88-0441288
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Shaw CENTCOM Services, L.L.C.

(Exact Name of Registrant As Specified In Its Charter)

Louisiana	20-0422195
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Shaw CMS, Inc.

(Exact Name of Registrant As Specified In Its Charter)

Delaware	54-1574893
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Shaw Coastal, Inc.

(Exact Name of Registrant As Specified In Its Charter)

Louisiana	41-2055353
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Shaw Connex, Inc.

(Exact Name of Registrant As Specified In Its Charter)

Delaware	31-1333038
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Shaw Constructors, Inc.

(Exact Name of Registrant As Specified In Its Charter)

Louisiana	72-0944168
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Shaw E & I Investment Holdings, Inc.

(Exact Name of Registrant As Specified In Its Charter)

Louisiana	41-2037834
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Shaw E & I Russia, Inc.

(Exact Name of Registrant As Specified In Its Charter)

Louisiana	43-1969254
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Shaw Energy Delivery Services, Inc.

(Exact Name of Registrant As Specified In Its Charter)

North Carolina	56-0861901
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Shaw Energy Services, Inc.

(Exact Name of Registrant As Specified In Its Charter)

Louisiana	72-1412476
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Shaw Environmental, Inc.

(Exact Name of Registrant As Specified In Its Charter)

Louisiana	77-0589932
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Shaw Environmental & Infrastructure, Inc.

(Exact Name of Registrant As Specified In Its Charter)

Louisiana	75-3044680
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Shaw Environmental Liability Solutions, L.L.C.

(Exact Name of Registrant As Specified In Its Charter)

Louisiana	57-1158927
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Shaw Fabricators, Inc.

(Exact Name of Registrant As Specified In Its Charter)

Louisiana	62-1718401
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Shaw Facilities, Inc.

(Exact Name of Registrant As Specified In Its Charter)

Louisiana	82-0540781
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Shaw Field Services, Inc.

(Exact Name of Registrant As Specified In Its Charter)

Louisiana	94-3419136
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Shaw Fronek Company (FCI), Inc.

(Exact Name of Registrant As Specified In Its Charter)

Delaware	72-1266939
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Shaw Fronek Power Services, Inc.

(Exact Name of Registrant As Specified In Its Charter)

Louisiana	72-1348302
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Shaw FVF, Inc.

(Exact Name of Registrant As Specified In Its Charter)

Louisiana	72-1135365
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Shaw Global Energy Services, Inc.

(Exact Name of Registrant As Specified In Its Charter)

Louisiana	72-0962273
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Shaw GRP of California

(Exact Name of Registrant As Specified In Its Charter)

California	72-1492217
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Shaw Industrial Supply Co., Inc.

(Exact Name of Registrant As Specified In Its Charter)

Louisiana	72-1310139
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Shaw Infrastructure, Inc.

(Exact Name of Registrant As Specified In Its Charter)

Louisiana	41-2042864
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Shaw Intellectual Property Holdings, Inc.

(Exact Name of Registrant As Specified In Its Charter)

Louisiana	45-0475552
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Shaw International, Inc.

(Exact Name of Registrant As Specified In Its Charter)

Louisiana	72-1237437
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Shaw International Management Services One, Inc.

(Exact Name of Registrant As Specified In Its Charter)

Louisiana	41-2055293
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Shaw International Management Services Two, Inc.

(Exact Name of Registrant As Specified In Its Charter)

Louisiana	41-2055305
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Shaw JV Holdings, L.L.C.

(Exact Name of Registrant As Specified In Its Charter)

Louisiana	72-1483385
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Shaw Maintenance, Inc.

(Exact Name of Registrant As Specified In Its Charter)

Louisiana	72-1360032
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Shaw Managed Services, Inc.

(Exact Name of Registrant As Specified In Its Charter)

Louisiana	72-1345961
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Shaw Management Services One, Inc.

(Exact Name of Registrant As Specified In Its Charter)

Louisiana	41-2055300
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Shaw Manufacturing and Services, Inc.

(Exact Name of Registrant As Specified In Its Charter)

Louisiana	72-1405018
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Shaw Mexico, L.L.C.

(Exact Name of Registrant As Specified In Its Charter)

Delaware	11-3707999
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Shaw NAPTech, Inc.

(Exact Name of Registrant As Specified In Its Charter)

Delaware	87-0492102
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Shaw Pipe Shields, Inc.

(Exact Name of Registrant As Specified In Its Charter)

California	94-1682925
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Shaw Pipe Supports, Inc.

(Exact Name of Registrant As Specified In Its Charter)

Texas	72-1266940
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Shaw PowerGen, L.L.C.

(Exact Name of Registrant As Specified In Its Charter)

Louisiana	20-0621137
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Shaw Power Services Group, L.L.C.

(Exact Name of Registrant As Specified In Its Charter)

Louisiana	72-1515472
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Shaw Power Services, Inc.

(Exact Name of Registrant As Specified In Its Charter)

Louisiana	72-1338077
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Shaw Power Technologies, Inc.

(Exact Name of Registrant As Specified In Its Charter)

Louisiana	72-1496643
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Shaw Process and Industrial Group, Inc.

(Exact Name of Registrant As Specified In Its Charter)

Louisiana	72-1405017
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Shaw Process Fabricators, Inc.

(Exact Name of Registrant As Specified In Its Charter)

Louisiana	72-1080769
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Shaw Property Holdings, Inc.

(Exact Name of Registrant As Specified In Its Charter)

Louisiana	27-0009256
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Shaw Remediation Services, L.L.C.

(Exact Name of Registrant As Specified In Its Charter)

Louisiana	75-3046705
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Shaw-Robotic Environmental Services, L.L.C.

(Exact Name of Registrant As Specified In Its Charter)

Louisiana	20-0426083
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Shaw Services, L.L.C.

(Exact Name of Registrant As Specified In Its Charter)

Louisiana	72-1515466
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Shaw SSS Fabricators, Inc.

(Exact Name of Registrant As Specified In Its Charter)

Louisiana	72-1495933
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Shaw Stone & Webster Puerto Rico, Inc.

(Exact Name of Registrant As Specified In Its Charter)

Louisiana	41-2055302
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Shaw Sunland Fabricators, Inc.

(Exact Name of Registrant As Specified In Its Charter)

Louisiana	72-1239935
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Shaw Transmission and Distribution Services, Inc.

(Exact Name of Registrant As Specified In Its Charter)

Louisiana	41-2055306
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Shaw Waste Solutions, LLC

(Exact Name of Registrant As Specified In Its Charter)

Louisiana	71-0951231
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Shaw Word Industries Fabricators, Inc.

(Exact Name of Registrant As Specified In Its Charter)

Oklahoma	73-1486975
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

So-Glen Gas Co., LLC

(Exact Name of Registrant As Specified In Its Charter)

Ohio	34-1881112
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Stone & Webster Asia, Inc.

(Exact Name of Registrant As Specified In Its Charter)

Louisiana	72-1481348
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Stone & Webster Construction, Inc.

(Exact Name of Registrant As Specified In Its Charter)

Louisiana	72-1481673
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Stone & Webster Construction Services, L.L.C.

(Exact Name of Registrant As Specified In Its Charter)

Louisiana	72-1515465
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Stone & Webster Holding One, Inc.

(Exact Name of Registrant As Specified In Its Charter)

Louisiana	72-1478573
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Stone & Webster Holding Two, Inc.

(Exact Name of Registrant As Specified In Its Charter)

Louisiana	72-1478616
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Stone & Webster, Inc.

(Exact Name of Registrant As Specified In Its Charter)

Louisiana	72-1478572
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Stone & Webster International, Inc.

(Exact Name of Registrant As Specified In Its Charter)

Louisiana	72-1484951
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Stone & Webster International Holdings, Inc.

(Exact Name of Registrant As Specified In Its Charter)

Louisiana	72-1486511
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Stone & Webster-JSC Management Consultants, Inc.

(Exact Name of Registrant As Specified In Its Charter)

Louisiana	81-0579206
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Stone & Webster Management Consultants, Inc.

(Exact Name of Registrant As Specified In Its Charter)

Louisiana	72-1483422
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Stone & Webster Massachusetts, Inc.

(Exact Name of Registrant As Specified In Its Charter)

Massachusetts	04-3529340
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Stone & Webster Michigan, Inc.

(Exact Name of Registrant As Specified In Its Charter)

Michigan	72-1493510
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Stone & Webster Process Technology, Inc.

(Exact Name of Registrant As Specified In Its Charter)

Louisiana	72-1478641
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Stone & Webster Purchasing, Inc.

(Exact Name of Registrant As Specified In Its Charter)

Louisiana	72-1481778
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Stone & Webster Services, L.L.C.

(Exact Name of Registrant As Specified In Its Charter)

Louisiana	72-1515448
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Sugar Acquisition (NVDIP), Inc.

(Exact Name of Registrant As Specified In Its Charter)

Nevada	69-0002120
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

SWINC Acquisition Five, L.L.C.

(Exact Name of Registrant As Specified In Its Charter)

Louisiana	72-1479284
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

The LandBank Group, Inc.

(Exact Name of Registrant As Specified In Its Charter)

Louisiana	01-0679394
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Whippany Venture I, L.L.C.

(Exact Name of Registrant As Specified In Its Charter)

Louisiana	33-1003786
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Worldwide Industrial Constructors Inc.

(Exact Name of Registrant As Specified In Its Charter)

Louisiana	73-1349418
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

     The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities, and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED FEBRUARY 19, 2004

PROSPECTUS

$500,000,000

The Shaw Group Inc.

Debt Securities

Preferred Stock
Common Stock
Depositary Shares
Warrants

     We may offer and sell the securities listed above from time to time in one or more classes or series and in amounts, at prices and on terms that we will determine at the time of the offering. The aggregate initial offering prices of the securities offered under this prospectus will not exceed $500 million. Any Debt Securities we issue under this prospectus may be guaranteed by our domestic subsidiaries.

     This prospectus provides you with a general description of the securities that may be offered. Each time securities are offered, we will provide a prospectus supplement and attach it to this prospectus. The prospectus supplement will contain more specific information about the offering and the terms of the securities being offered, including any guarantees by our domestic subsidiaries. The supplements may also add, update or change information contained in this prospectus. This prospectus may not be used to offer or sell securities without a prospectus supplement describing the method and terms of the offering.

     You should carefully read this prospectus and any accompanying prospectus supplement, together with the documents we incorporate by reference, before you invest in any of our securities.

     Our common stock is listed on The New York Stock Exchange under the symbol “SGR.”

     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

     This prospectus may not be used to consummate sales of securities unless accompanied by a prospectus supplement.

This prospectus is dated February      , 2004.

      You should rely only on the information contained or incorporated by reference in this prospectus and any prospectus supplement. We have not authorized any dealer, salesman or other person to provide you with additional or different information. This prospectus and any prospectus supplement are not an offer to sell or the solicitation of an offer to buy any securities other than the securities to which they relate and are not an offer to sell or the solicitation of an offer to buy securities in any jurisdiction to any person to whom it is unlawful to make an offer or solicitation in that jurisdiction. You should not assume that the information in this prospectus or any prospectus supplement or in any document incorporated by reference in this prospectus or any prospectus supplement is accurate as of any date other than the date of the document containing the information.

i

ABOUT THIS PROSPECTUS

      This prospectus is part of a registration statement that we filed with the Securities and Exchange Commission, which we refer to as the “SEC,” utilizing a “shelf” registration process. Under this shelf registration process, we may sell any combination of the securities described in this prospectus in one or more offerings up to a total dollar amount of $500 million. This prospectus provides you with a general description of the securities we may offer. Each time we sell securities, we will provide a prospectus supplement that will contain specific information about the terms of the offering and the offered securities. The prospectus supplement may also add, update or change information contained in this prospectus. Any statement that we make in this prospectus will be modified or superseded by any inconsistent statement made by us in a prospectus supplement. You should read both this prospectus and any prospectus supplement together with additional information described under the heading “Where You Can Find More Information.”

      Unless the context requires otherwise or unless otherwise noted, all references in this prospectus or any accompanying prospectus supplement to “The Shaw Group,” “we” or “our” are to The Shaw Group Inc. and its subsidiaries.

WHERE YOU CAN FIND MORE INFORMATION

      We file annual, quarterly and current reports and other information with the SEC (File No. 1-12227) pursuant to the Securities and Exchange Act of 1934. You may read and copy any documents that are filed at the SEC Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549. You may also obtain copies of these documents at prescribed rates from the Public Reference Section of the SEC at its Washington address. Please call the SEC at l-800-SEC-0330 for further information.

      Our filings are also available to the public through the SEC’s website at http://www.sec.gov.

      The SEC allows us to “incorporate by reference” information that we file with them, which means that we can disclose important information to you by referring you to documents previously filed. The information incorporated by reference is an important part of this prospectus, and information that we file later with the SEC will automatically update and supersede this information. The following documents we filed with the SEC pursuant to the Exchange Act are incorporated herein by reference:

•	The description of our common stock contained in our Form 8-A dated September 26, 1996, including any amendment to that form that we may have filed in the past, or may file in the future, for the purpose of updating the description of our common stock;

•	The description of our rights to purchase Series A Junior participating preferred stock contained in our Form 8-A dated July 30, 2001, including any amendment to that form that we may have filed in the past, or may file in the future, for the purpose of updating the description of the rights;

•	our definitive proxy statement filed on Schedule 14A relating to the 2004 Annual Meeting of Shareholders;

•	our Annual Report on Form 10-K for the fiscal year ended August 31, 2003;

•	our Amendment No. 1 to our Annual Report on Form 10-K/A for the fiscal year ended August 31, 2003;

•	our Quarterly Report on Form 10-Q for the fiscal quarter ended November 30, 2003; and

•	our Current Reports on Form 8-K filed on September 3, 2003; October 17, 2003; October 17, 2003; October 17, 2003; October 20, 2003; October 24, 2003; October 24, 2003; October 28, 2003; October 29, 2003; November 19, 2003; November 19, 2003; November 20, 2003; November 21, 2003; December 24, 2003; and February 4, 2004.

      All documents filed by us pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of this filing and until all of the securities described in this prospectus are sold or until terminate this offering (excluding any information furnished to the SEC) shall be deemed to be incorporated in this prospectus and to be a part hereof from the date of this filing of such documents. Any statement contained in a document incorporated by reference herein shall be deemed to be modified or superseded for all purposes to the extent that a statement contained in this prospectus or in any other subsequently filed document which is also incorporated or deemed to be incorporated by reference, modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this prospectus.

      You may request a copy of these filings (other than an exhibit to a filing unless that exhibit is specifically incorporated by reference into that filing) at no cost by writing or telephoning us at the following address and telephone number:

The Shaw Group Inc.
4171 Essen Lane
Baton Rouge, Louisiana 70809
Attention: General Counsel
(225) 932-2500

      You should rely only on the information incorporated by reference or provided in this prospectus or the applicable prospectus supplement. We have not authorized anyone else to provide you with different information. We are not making an offer of the securities covered by this prospectus in any state in which the offer is not permitted. You should not assume that the information in this prospectus, any prospectus supplement or any other document incorporated by reference in this prospectus is accurate as of any date other than the dates of those documents.

      We also maintain a website at http://www.shawgrp.com. However, the information on our website is not part of this prospectus.

CAUTIONARY STATEMENTS REGARDING FORWARD-LOOKING STATEMENTS

      The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for certain forward-looking statements. The statements contained or incorporated by reference in this prospectus that are not historical facts (including without limitation statements to the effect that we “believe,” “expect,” “anticipate,” “plan,” “intend,” “foresee,” or other similar expressions) are forward-looking statements. These forward-looking statements are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those anticipated by us. All comments concerning our expectations for future revenue and operating results are based on our forecasts for our existing operations and do not include the potential impact of any future acquisitions. These forward-looking statements involve significant risks and uncertainties (some of which are beyond our control) and assumptions. They are subject to change based upon various factors, including but not limited to the risks and uncertainties mentioned in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in Amendment No. 1 to our annual report on Form 10-K/ A and those factors summarized below:

•	cyclical changes in demand for our products and services;

•	liabilities associated with various acquisitions, including the Stone & Webster and IT Group acquisitions;

•	our ability to successfully identify, integrate and complete acquisitions;

•	delays or difficulties related to our significant Engineering, Procurement and Construction projects, including additional costs, reductions in revenues or the payment of liquidated damages;

•	our dependence on subcontractors and equipment manufacturers;

•	the failure to meet schedule or performance requirements of our contracts;

•	the nature of our contracts, particularly fixed-price contracts;

•	risks associated with being a government contractor;

•	our ability to fund our remaining repurchase obligation under the LYONs on the initial put date of May 1, 2004;

•	our substantial indebtedness could adversely affect our financial condition and impair our ability to fulfill our obligations under our Senior Notes and Credit Facility;

•	non-compliance with the covenants in our Credit Facility, indenture relating to our Senior Notes and bond indemnity agreements and our ability to obtain waivers and/or amendments;

•	covenants in our Credit Facility, indenture relating to our Senior Notes and bond indemnity agreements that restrict our ability to pursue our business strategies;

•	our liquidity position;

•	our ability to obtain surety bonds or other means of credit support for projects;

•	changes in the estimates and assumptions we use to prepare our financial statements;

•	the effect of our percentage-of-completion accounting policies;

•	our ability to obtain new contracts for large-scale domestic and international projects and the timing of the performance of these contracts;

•	the cyclical nature of the individual markets in which our customers operate;

•	changes in the political and economic conditions of the foreign countries in which we operate;

•	currency fluctuations;

•	our dependence on one or a few significant customers;

•	potential professional liability, product liability, warranty and other potential claims;

•	potential contractual and operational costs related to our environmental and infrastructure operations;

•	risks associated with our integrated environmental solutions businesses;

•	changes in environmental laws and regulations;

•	limitation or expiration of the Price Anderson Act’s nuclear contractor indemnification authority;

•	the presence of competitors with greater financial resources and the impact of competitive products, services and pricing;

•	our failure to attract and retain qualified personnel;

•	changes in the U.S. economy and global markets as a result of terrorists’ actions;

•	a determination to write-off a significant amount of intangible assets acquired through acquisitions or long-lived assets;

•	various legal, regulatory and litigation risks;

•	work stoppages and other labor problems;

•	our competitors’ ability to develop or otherwise acquire equivalent or superior technology;

•	our ability to retain key members of our management; and

•	general economic conditions.

      Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in the forward-looking statements. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. We caution you not to place undue reliance on these forward-looking statements, which speak only as of the date of this prospectus or as of the date of the report or document in which they are contained, and we undertake no obligation to update such information. We urge you to carefully review and consider the disclosures made in this prospectus, our reports filed with the SEC and incorporated by reference herein, including the disclosure in the “Risk Factors” included therein, that attempt to advise interested parties of the risks and factors that may affect our business. Other factors besides those described in this prospectus, any prospectus supplement or the documents we incorporate by reference could also affect our actual results.

THE COMPANY

      We offer a broad range of services to clients in the environmental and infrastructure, power and process industries worldwide. We are a leading provider of consulting, engineering, construction, remediation and facilities management services to the environmental, infrastructure and homeland security markets. We are also a vertically-integrated provider of comprehensive engineering, consulting, procurement, pipe fabrication, construction and maintenance services to the power and process industries.

      We provide our services to a diverse customer base that includes federal agencies, federally-owned entities, state and local governments, and Fortune 500 companies and other private sector clients. Our employees deliver our services through a network of international and domestic locations, predominantly in the United States. Our common stock is listed on the New York Stock Exchange under the symbol “SGR.”

USE OF PROCEEDS

      Unless otherwise indicated in an accompanying prospectus supplement, we expect to use the net proceeds from the sale of our securities for general corporate purposes, which may include, among other things:

•	the repayment of outstanding indebtedness;

•	additions to our working capital;

•	capital expenditure; and

•	potential future acquisitions.

      The precise amount and timing of the application of such proceeds will depend upon our funding requirements and the availability and cost of other funds.

RATIOS OF EARNINGS TO FIXED CHARGES AND EARNINGS TO

COMBINED FIXED CHARGES PLUS PREFERRED DIVIDENDS

      The following table contains our consolidated ratios of earnings to fixed charges and earnings to fixed charges plus dividends for the periods indicated.

	Three Months
	Ended
	November 30,	Year Ended August 31,

	2003	2003	2002	2001	2000	1999

Ratio of earnings to fixed charges	—	1.8	4.6	5.0	4.8	3.4
Ratio of earnings to combined fixed charges plus preferred dividends	—	1.8	4.6	5.0	4.8	3.4

      For purposes of computing the ratios of earnings to fixed charges and earnings to combined fixed charges plus preferred dividends:

(1) earnings consist of pretax income (loss) before earnings (losses) from unconsolidated entities and cumulative effect of change in accounting principle, plus cash distributions from unconsolidated entities and fixed charges (excluding capitalized interest) and

(2) “fixed charges” consist of interest expense, capitalized interest, amortization of debt discount and deferred financing costs and the interest portion of rental expense.

(3) for the three months ended November 30, 2003, the ratio of earnings to fixed charges was less than one-to-one coverage due to a deficiency of approximately $74.9 million.

      There were no dividends paid or accrued during the periods presented above.

DESCRIPTION OF DEBT SECURITIES

      The Debt Securities will be either our senior debt securities (“Senior Debt Securities”) or our subordinated debt securities (“Subordinated Debt Securities”). The Senior Debt Securities and the Subordinated Debt Securities will be issued under separate Indentures among us, our domestic subsidiaries, if our domestic subsidiaries are guarantors of the Debt Securities, and The Bank of New York, as Trustee (the “Trustee”). Senior Debt Securities will be issued under a “Senior Indenture” and Subordinated Debt Securities will be issued under a “Subordinated Indenture.” Together, the Senior Indenture and the Subordinated Indenture are called “Indentures.”

      The Debt Securities may be issued from time to time in one or more series. The particular terms of each series that are offered by a prospectus supplement will be described in the prospectus supplement.

      We primarily conduct our operations through subsidiaries unless the Debt Securities are guaranteed by our subsidiaries as described below, the rights of our company and our creditors, including holders of the Debt Securities, to participate in the assets of any subsidiary upon the latter’s liquidation or reorganization, will be subject to the prior claims of the subsidiary’s creditors, except to the extent that we may ourself be a creditor with recognized claims against such subsidiary.

      We have summarized selected provisions of the Indentures below. The summary is not complete. The form of each Indenture has been filed with the SEC as an exhibit to the registration statement of which this prospectus is a part, and you should read the Indentures for provisions that may be important to you. In the summary below we have included references to article or section numbers of the applicable Indenture so that you can easily locate these provisions. Whenever we refer in this prospectus or in the prospectus supplement to particular article or sections or defined terms of the Indentures, those article or sections or defined terms are incorporated by reference herein or therein, as applicable. Capitalized terms used in the summary have the meanings specified in the Indentures.

General

      The Indentures provide that Debt Securities in separate series may be issued thereunder from time to time without limitation as to aggregate principal amount. We may specify a maximum aggregate principal amount for the Debt Securities of any series (Section 301). We will determine the terms and conditions of the Debt Securities, including the maturity, principal and interest, but those terms must be consistent with the Indenture. The Debt Securities will be our unsecured obligations.

      The Subordinated Debt Securities will be subordinated in right of payment to the prior payment in full of all of our Senior Debt (as defined) as described under “— Subordination of Subordinated Debt Securities” and in the prospectus supplement applicable to any Subordinated Debt Securities.

      If the prospectus supplement so indicates, the Debt Securities will be convertible into our common stock (Section 301).

      If specified in the prospectus supplement, our domestic subsidiaries (the “Subsidiary Guarantors”) will fully and unconditionally guarantee (the “Subsidiary Guarantees”) on a joint and several basis the Debt Securities as described under “— Subsidiary Guarantees” and in the prospectus supplement. The Subsidiary Guarantees will be unsecured obligations of each Subsidiary Guarantor. Subsidiary Guarantees of Subordinated Debt Securities will be subordinated to the Senior Debt of the Subsidiary Guarantors on the same basis as the Subordinated Debt Securities are subordinated to our Senior Debt (Article Thirteen).

      The applicable prospectus supplement will set forth the price or prices at which the Debt Securities to be offered will be issued and will describe the following terms of such Debt Securities:

(1) the title of the Debt Securities;

(2) whether the Debt Securities are Senior Debt Securities or Subordinated Debt Securities and, if Subordinated Debt Securities, the related subordination terms;

(3) whether any of the Subsidiary Guarantors will provide Subsidiary Guarantees of the Debt Securities;

(4) any limit on the aggregate principal amount of the Debt Securities;

(5) the dates on which the principal of the Debt Securities will be payable;

(6) the interest rate that the Debt Securities will bear and the interest payment dates for the Debt Securities;

(7) the places where payments on the Debt Securities will be payable;

(8) any terms upon which the Debt Securities may be redeemed, in whole or in part, at our option;

(9) any sinking fund or other provisions that would obligate us to repurchase or otherwise redeem the Debt Securities;

(10) the portion of the principal amount, if less than all, of the Debt Securities that will be payable upon declaration of acceleration of the Maturity of the Debt Securities;

(11) whether the Debt Securities are defeasible;

(12) any addition to or change in the Events of Default;

(13) whether the Debt Securities are convertible into our common stock and, if so, the terms and conditions upon which conversion will be effected, including the initial conversion price or conversion rate and any adjustments thereto and the conversion period;

(14) any addition to or change in the covenants in the Indenture applicable to the Debt Securities; and

(15) any other terms of the Debt Securities not inconsistent with the provisions of the Indenture (Section 301).

      Debt Securities, including Original Issue Discount Securities, may be sold at a substantial discount below their principal amount. Special United States federal income tax considerations applicable to Debt Securities sold at an original issue discount may be described in the applicable prospectus supplement. In addition, special United States federal income tax or other considerations applicable to any Debt Securities that are denominated in a currency or currency unit other than United States dollars may be described in the applicable prospectus supplement.

Subordination of Subordinated Debt Securities

      The indebtedness evidenced by the Subordinated Debt Securities will, to the extent set forth in the Subordinated Indenture with respect to each series of Subordinated Debt Securities, be subordinate in right of payment to the prior payment in full of all of our Senior Debt, including the Senior Debt Securities, and it may also be senior in right of payment to all of our Subordinated Debt (Article Twelve of the Subordinated Indenture). The prospectus supplement relating to any Subordinated Debt Securities will summarize the subordination provisions of the Subordinated Indenture applicable to that series including:

•	the applicability and effect of such provisions upon any payment or distribution respecting that series following any liquidation, dissolution or other winding-up, or any assignment for the benefit of creditors or other marshaling of assets or any bankruptcy, insolvency or similar proceedings;

•	the applicability and effect of such provisions in the event of specified defaults with respect to any Senior Debt, including the circumstances under which and the periods in which we will be prohibited from making payments on the Subordinated Debt Securities; and

•	the definition of Senior Debt applicable to the Subordinated Debt Securities of that series and, if the series is issued on a senior subordinated basis, the definition of Subordinated Debt applicable to that series.

      The prospectus supplement will also describe as of a recent date the approximate amount of Senior Debt to which the Subordinated Debt Securities of that series will be subordinated.

      The failure to make any payment on any of the Subordinated Debt Securities by reason of the subordination provisions of the Subordinated Indenture described in the prospectus supplement will not be construed as preventing the occurrence of an Event of Default with respect to the Subordinated Debt Securities arising from any such failure to make payment.

      The subordination provisions described above will not be applicable to payments in respect of the Subordinated Debt Securities from a defeasance trust established in connection with any legal defeasance or covenant defeasance of the Subordinated Debt Securities as described under “— Legal Defeasance and Covenant Defeasance.”

Subsidiary Guarantees

      If specified in the prospectus supplement, the Subsidiary Guarantors will guarantee the Debt Securities of a series. Unless otherwise indicated in the prospectus supplement, the following provisions will apply to the Subsidiary Guarantees of the Subsidiary Guarantors.

      Subject to the limitations described below and in the prospectus supplement, the Subsidiary Guarantors will, jointly and severally, fully and unconditionally guarantee the punctual payment when due, whether at Stated Maturity, by acceleration or otherwise, of all our payment obligations under the Indentures and the Debt Securities of a series, whether for principal of, premium, if any, or interest on the Debt Securities or otherwise (all such obligations guaranteed by a Subsidiary Guarantor being herein called the “Guaranteed Obligations”). The Subsidiary Guarantors will also pay all expenses (including reasonable counsel fees and expenses) incurred by the applicable Trustee in enforcing any rights under a Subsidiary Guarantee with respect to a Subsidiary Guarantor (Section 1302).

      In the case of Subordinated Debt Securities, a Subsidiary Guarantor’s Subsidiary Guarantee will be subordinated in right of payment to the Senior Debt of such Subsidiary Guarantor on the same basis as the Subordinated Debt Securities are subordinated to our Senior Debt. No payment will be made by any Subsidiary Guarantor under its Subsidiary Guarantee during any period in which payments by us on the Subordinated Debt Securities are suspended by the subordination provisions of the Subordinated Indenture (Article Fourteen of the Subordinated Indenture).

      Each Subsidiary Guarantee will be limited in amount to an amount not to exceed the maximum amount that can be guaranteed by the relevant Subsidiary Guarantor without rendering such Subsidiary Guarantee voidable under applicable law relating to fraudulent conveyance or fraudulent transfer or similar laws affecting the rights of creditors generally (Section 1306).

      Each Subsidiary Guarantee will be a continuing guarantee and will:

(1) remain in full force and effect until either (a) payment in full of all the applicable Debt Securities (or such Debt Securities are otherwise satisfied and discharged in accordance with the provisions of the applicable Indenture) or (b) released as described in the following paragraph;

(2) be binding upon each Subsidiary Guarantor; and

(3) inure to the benefit of and be enforceable by the applicable Trustee, the Holders and their successors, transferees and assigns.

      In the event that a Subsidiary Guarantor ceases to be a Subsidiary, either legal defeasance or covenant defeasance occurs with respect to the series or all or substantially all of the assets or all of the Capital Stock of such Subsidiary Guarantor is sold, including by way of sale, merger, consolidation or otherwise, such Subsidiary Guarantor will be released and discharged of its obligations under its Subsidiary

Guarantee without any further action required on the part of the Trustee or any Holder, and no other person acquiring or owning the assets or Capital Stock of such Subsidiary Guarantor will be required to enter into a Subsidiary Guarantee (Section 1304). In addition, the prospectus supplement may specify additional circumstances under which a Subsidiary Guarantor can be released from its Subsidiary Guarantee.

Form, Exchange and Transfer

      The Debt Securities of each series will be issuable only in fully registered form, without coupons, and, unless otherwise specified in the applicable prospectus supplement, only in denominations of $1,000 and integral multiples thereof (Section 302).

      At the option of the Holder, subject to the terms of the applicable Indenture and the limitations applicable to Global Securities, Debt Securities of each series will be exchangeable for other Debt Securities of the same series of any authorized denomination and of a like tenor and aggregate principal amount (Section 305).

      Subject to the terms of the applicable Indenture and the limitations applicable to Global Securities, Debt Securities may be presented for exchange as provided above or for registration of transfer (duly endorsed or with the form of transfer endorsed thereon duly executed) at the office of the Security Registrar or at the office of any transfer agent designated by us for such purpose. No service charge will be made for any registration of transfer or exchange of Debt Securities, but we may require payment of a sum sufficient to cover any tax or other governmental charge payable in that connection. Such transfer or exchange will be effected upon the Security Registrar or such transfer agent, as the case may be, being satisfied with the documents of title and identity of the person making the request. The Security Registrar and any other transfer agent initially designated by us for any Debt Securities will be named in the applicable prospectus supplement (Section 305). We may at any time designate additional transfer agents or rescind the designation of any transfer agent or approve a change in the office through which any transfer agent acts, except that we will be required to maintain a transfer agent in each Place of Payment for the Debt Securities of each series (Section 1002).

      If the Debt Securities of any series (or of any series and specified tenor) are to be redeemed in part, we will not be required to (1) issue, register the transfer of or exchange any Debt Security of that series (or of that series and specified tenor, as the case may be) during a period beginning at the opening of business 15 days before the day of mailing of a notice of redemption of any such Debt Security that may be selected for redemption and ending at the close of business on the day of such mailing or (2) register the transfer of or exchange any Debt Security so selected for redemption, in whole or in part, except the unredeemed portion of any such Debt Security being redeemed in part (Section 305).

Global Securities

      Some or all of the Debt Securities of any series may be represented, in whole or in part, by one or more Global Securities that will have an aggregate principal amount equal to that of the Debt Securities they represent. Each Global Security will be registered in the name of a Depositary or its nominee identified in the applicable prospectus supplement, will be deposited with such Depositary or nominee or its custodian and will bear a legend regarding the restrictions on exchanges and registration of transfer thereof referred to below and any such other matters as may be provided for pursuant to the applicable Indenture.

      Notwithstanding any provision of the Indentures or any Debt Security described in this prospectus, no Global Security may be exchanged in whole or in part for Debt Securities registered, and no transfer of a

Global Security in whole or in part may be registered, in the name of any person other than the Depositary for such Global Security or any nominee of such Depositary unless:

(1) the Depositary has notified us that it is unwilling or unable to continue as Depositary for such Global Security or has ceased to be qualified to act as such as required by the applicable Indenture, and in either case we fail to appoint a successor Depositary within 90 days;

(2) an Event of Default with respect to the Debt Securities represented by such Global Security has occurred and is continuing and the Trustee has received a written request from the Depositary to issue certificated Debt Securities; or

(3) other circumstances exist, in addition to or in lieu of those described above, as may be described in the applicable prospectus supplement.

      All Debt Securities issued in exchange for a Global Security or any portion thereof will be registered in such names as the Depositary may direct (Sections 205 and 305).

      As long as the Depositary, or its nominee, is the registered holder of a Global Security, the Depositary or such nominee, as the case may be, will be considered the sole owner and Holder of such Global Security and the Debt Securities that it represents for all purposes under the Debt Securities and the applicable Indenture (Section 308). Except in the limited circumstances referred to above, owners of beneficial interests in a Global Security will not be entitled to have such Global Security or any Debt Securities that it represents registered in their names, will not receive or be entitled to receive physical delivery of certificated Debt Securities in exchange for those interests and will not be considered to be the owners or Holders of such Global Security or any Debt Securities that is represents for any purpose under the Debt Securities or the applicable Indenture. All payments on a Global Security will be made to the Depositary or its nominee, as the case may be, as the Holder of the security. The laws of some jurisdictions require that some purchasers of Debt Securities take physical delivery of such Debt Securities in definitive form. These laws may impair the ability to transfer beneficial interests in a Global Security.

      Ownership of beneficial interests in a Global Security will be limited to institutions that have accounts with the Depositary or its nominee (“participants”) and to persons that may hold beneficial interests through participants. In connection with the issuance of any Global Security, the Depositary will credit, on its book-entry registration and transfer system, the respective principal amounts of Debt Securities represented by the Global Security to the accounts of its participants. Ownership of beneficial interests in a Global Security will be shown only on, and the transfer of those ownership interests will be effected only through, records maintained by the Depositary (with respect to participants’ interests) or any such participant (with respect to interests of persons held by such participants on their behalf). Payments, transfers, exchanges and other matters relating to beneficial interests in a Global Security may be subject to various policies and procedures adopted by the Depositary from time to time. None of us, the Subsidiary Guarantors, the Trustees or the agents of ourself, the Subsidiary Guarantors or the Trustees will have any responsibility or liability for any aspect of the Depositary’s or any participant’s records relating to, or for payments made on account of, beneficial interests in a Global Security, or for maintaining, supervising or reviewing any records relating to such beneficial interests.

Payment and Paying Agents

      Unless otherwise indicated in the applicable prospectus supplement, payment of interest on a Debt Security on any Interest Payment Date will be made to the Person in whose name such Debt Security (or one or more Predecessor Debt Securities) is registered at the close of business on the Regular Record Date for such interest (Section 307).

      Unless otherwise indicated in the applicable prospectus supplement, principal of and any premium and interest on the Debt Securities of a particular series will be payable at the office of such Paying Agent or Paying Agents as we may designate for such purpose from time to time, except that at our option payment of any interest on Debt Securities in certificated form may be made by check mailed to the address of the Person entitled thereto as such address appears in the Security Register. Unless otherwise indicated in the applicable prospectus supplement, the corporate trust office of the Trustee under the Senior Indenture in The City of New York will be designated as sole Paying Agent for payments with respect to Senior Debt Securities of each series, and the corporate trust office of the Trustee under the Subordinated Indenture in The City of New York will be designated as the sole Paying Agent for payment with respect to Subordinated Debt Securities of each series. Any other Paying Agents initially designated by us for the Debt Securities of a particular series will be named in the applicable prospectus supplement. We may at any time designate additional Paying Agents or rescind the designation of any Paying Agent or approve a change in the office through which any Paying Agent acts, except that we will be required to maintain a Paying Agent in each Place of Payment for the Debt Securities of a particular series (Section 1002).

      All money paid by us to a Paying Agent for the payment of the principal of or any premium or interest on any Debt Security which remain unclaimed at the end of two years after such principal, premium or interest has become due and payable will be repaid to us, and the Holder of such Debt Security thereafter may look only to us for payment (Section 1003).

Consolidation, Merger and Sale of Assets

      We may not consolidate with or merge into, or transfer, lease or otherwise dispose of all or substantially all of our assets to, any Person (a “successor Person”), and may not permit any Person to consolidate with or merge into us, unless:

(1) the successor Person (if any) is a corporation, partnership, trust or other entity organized and validly existing under the laws of any domestic jurisdiction and assumes our obligations on the Debt Securities and under the Indentures;

(2) immediately before and after giving pro forma effect to the transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, has occurred and is continuing; and

(3) several other conditions, including any additional conditions with respect to any particular Debt Securities specified in the applicable prospectus supplement, are met (Section 801).

Events of Default

Unless otherwise specified in the prospectus supplement, each of the following will constitute an Event of Default under the applicable Indenture with respect to Debt Securities of any series:

(1) failure to pay principal of or any premium on any Debt Security of that series when due, whether or not, in the case of Subordinated Debt Securities, such payment is prohibited by the subordination provisions of the Subordinated Indenture;

(2) failure to pay any interest on any Debt Securities of that series when due, continued for 30 days, whether or not, in the case of Subordinated Debt Securities, such payment is prohibited by the subordination provisions of the Subordinated Indenture;

(3) failure to deposit any sinking fund payment, when due, in respect of any Debt Security of that series, whether or not, in the case of Subordinated Debt Securities, such deposit is prohibited by the subordination provisions of the Subordinated Indenture;

(4) failure to perform or comply with the provisions described under “— Consolidation, Merger and Sale of Assets”;

(5) failure to perform any of our other covenants in such Indenture (other than a covenant included in such Indenture solely for the benefit of a series other than that series), continued for 60 days after written notice has been given by the applicable Trustee, or the Holders of at least 25% in principal amount of the Outstanding Debt Securities of that series, as provided in such Indenture;

(6) Indebtedness of ourself, any Significant Subsidiary or, if a Subsidiary Guarantor has guaranteed the series, such Subsidiary Guarantor, is not paid within any applicable grace period after final maturity or is accelerated by its holders because of a default and the total amount of such Indebtedness unpaid or accelerated exceeds $20.0 million;

(7) any judgment or decree for the payment of money in excess of $20.0 million is entered against us, any Significant Subsidiary or, if a Subsidiary Guarantor has guaranteed the series, such Subsidiary Guarantor, remains outstanding for a period of 60 consecutive days following entry of such judgment and is not discharged, waived or stayed;

(8) certain events of bankruptcy, insolvency or reorganization affecting us, any Significant Subsidiary or, if a Subsidiary Guarantor has guaranteed the series, such Subsidiary Guarantor; and

(9) if any Subsidiary Guarantor has guaranteed such series, the Subsidiary Guarantee of any such Subsidiary Guarantor is held by a final non-appealable order or judgment of a court of competent jurisdiction to be unenforceable or invalid or ceases for any reason to be in full force and effect (other than in accordance with the terms of the applicable Indenture) or any Subsidiary Guarantor or any Person acting on behalf of any Subsidiary Guarantor denies or disaffirms such Subsidiary Guarantor’s obligations under its Subsidiary Guarantee (other than by reason of a release of such Subsidiary Guarantor from its Subsidiary Guarantee in accordance with the terms of the applicable Indenture) (Section 501).

      If an Event of Default (other than an Event of Default with respect to The Shaw Group described in clause (8) above) with respect to the Debt Securities of any series at the time Outstanding occurs and is continuing, either the applicable Trustee or the Holders of at least 25% in principal amount of the Outstanding Debt Securities of that series by notice as provided in the Indenture may declare the principal amount of the Debt Securities of that series (or, in the case of any Debt Security that is an Original Issue Discount Debt Security, such portion of the principal amount of such Debt Security as may be specified in the terms of such Debt Security) to be due and payable immediately. If an Event of Default with respect to The Shaw Group described in clause (8) above with respect to the Debt Securities of any series at the time Outstanding occurs, the principal amount of all the Debt Securities of that series (or, in the case of any such Original Issue Discount Security, such specified amount) will automatically, and without any action by the applicable Trustee or any Holder, become immediately due and payable. After any such acceleration, but before a judgment or decree based on acceleration, the Holders of a majority in principal amount of the Outstanding Debt Securities of that series may, under certain circumstances, rescind and annul such acceleration if all Events of Default, other than the non-payment of accelerated principal (or other specified amount), have been cured or waived as provided in the applicable Indenture (Section 502). For information as to waiver of defaults, see “— Modification and Waiver” below.

      Subject to the provisions of the Indentures relating to the duties of the Trustees in case an Event of Default has occurred and is continuing, each Trustee will be under no obligation to exercise any of its rights or powers under the applicable Indenture at the request or direction of any of the Holders, unless such Holders have offered to such Trustee reasonable indemnity (Section 603). Subject to such provisions for the indemnification of the Trustees, the Holders of a majority in principal amount of the Outstanding Debt Securities of any series will have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee with respect to the Debt Securities of that series (Section 512).

      No Holder of a Debt Security of any series will have any right to institute any proceeding with respect to the applicable Indenture, or for the appointment of a receiver or a trustee, or for any other remedy thereunder, unless:

(1) such Holder has previously given to the Trustee under the applicable Indenture written notice of a continuing Event of Default with respect to the Debt Securities of that series;

(2) the Holders of at least 25% in principal amount of the Outstanding Debt Securities of that series have made written request, and such Holder or Holders have offered reasonable indemnity, to the Trustee to institute such proceeding as trustee; and

(3) the Trustee has failed to institute such proceeding, and has not received from the Holders of a majority in principal amount of the Outstanding Debt Securities of that series a direction inconsistent with such request, within 60 days after such notice, request and offer (Section 507).

      However, such limitations do not apply to a suit instituted by a Holder of a Debt Security for the enforcement of payment of the principal of or any premium or interest on such Debt Security on or after the applicable due date specified in such Debt Security or, if applicable, to convert such Debt Security (Section 508).

      We will be required to furnish to each Trustee annually a statement by certain of our officers as to whether or not we, to their knowledge, are in default in the performance or observance of any of the terms, provisions and conditions of the applicable Indenture and, if so, specifying all such known defaults (Section 1004).

Modification and Waiver

      Modifications and amendments of an Indenture may be made by us, the Subsidiary Guarantors, if applicable, and the applicable Trustee with the consent of the Holders of a majority in principal amount of the Outstanding Debt Securities of each series affected by such modification or amendment; provided, however, that no such modification or amendment may, without the consent of the Holder of each Outstanding Debt Security affected thereby:

(1) change the Stated Maturity of the principal of, or any installment of principal of or interest on, any Debt Security;

(2) reduce the principal amount of, or any premium or interest on, any Debt Security;

(3) reduce the amount of principal of an Original Issue Discount Security or any other Debt Security payable upon acceleration of the Maturity thereof;

(4) change the place or currency of payment of principal of, or any premium or interest on, any Debt Security;

(5) impair the right to institute suit for the enforcement of any payment due on or any conversion right with respect to any Debt Security;

(6) modify the subordination provisions in the case of Subordinated Debt Securities, or modify any conversion provisions, in either case in a manner adverse to the Holders of the Subordinated Debt Securities;

(7) except as provided in the applicable Indenture, release the Subsidiary Guarantee of a Subsidiary Guarantor;

(8) reduce the percentage in principal amount of Outstanding Debt Securities of any series, the consent of whose Holders is required for modification or amendment of the Indenture;

(9) reduce the percentage in principal amount of Outstanding Debt Securities of any series necessary for waiver of compliance with certain provisions of the Indenture or for waiver of certain defaults; or

(10) modify such provisions with respect to modification, amendment or waiver (Section 902).

      The Holders of a majority in principal amount of the Outstanding Debt Securities of any series may waive compliance by us with certain restrictive provisions of the applicable Indenture (Section 1009). The Holders of a majority in principal amount of the Outstanding Debt Securities of any series may waive any past default under the applicable Indenture, except a default in the payment of principal, premium or interest and certain covenants and provisions of the Indenture which cannot be amended without the consent of the Holder of each Outstanding Debt Security of such series (Section 513).

      Each of the Indentures provides that in determining whether the Holders of the requisite principal amount of the Outstanding Debt Securities have given or taken any direction, notice, consent, waiver or other action under such Indenture as of any date:

(1) the principal amount of an Original Issue Discount Security that will be deemed to be Outstanding will be the amount of the principal that would be due and payable as of such date upon acceleration of maturity to such date;

(2) if, as of such date, the principal amount payable at the Stated Maturity of a Debt Security is not determinable (for example, because it is based on an index), the principal amount of such Debt Security deemed to be Outstanding as of such date will be an amount determined in the manner prescribed for such Debt Security; and

(3) the principal amount of a Debt Security denominated in one or more foreign currencies or currency units that will be deemed to be Outstanding will be the United States-dollar equivalent, determined as of such date in the manner prescribed for such Debt Security, of the principal amount of such Debt Security (or, in the case of a Debt Security described in clause (1) or (2) above, of the amount described in such clause).

Certain Debt Securities, including those owned by us, any Subsidiary Guarantor or any of our other Affiliates, will not be deemed to be Outstanding (Section 101).

Except in certain limited circumstances, we will be entitled to set any day as a record date for the purpose of determining the Holders of Outstanding Debt Securities of any series entitled to give or take any direction, notice, consent, waiver or other action under the applicable Indenture, in the manner and subject to the limitations provided in the Indenture. In certain limited circumstances, the Trustee will be entitled to set a record date for action by Holders. If a record date is set for any action to be taken by Holders of a particular series, only persons who are Holders of Outstanding Debt Securities of that series on the record date may take such action. To be effective, such action must be taken by Holders of the requisite principal amount of such Debt Securities within a specified period following the record date. For any particular record date, this period will be 180 days or such other period as may be specified by us (or the Trustee, if it set the record date), and may be shortened or lengthened (but not beyond 180 days) from time to time (Section 104).

Satisfaction and Discharge

      Each Indenture will be discharged and will cease to be of further effect as to all outstanding Debt Securities of any series issued thereunder, when:

(1) either:

(a) all outstanding Debt Securities of that series that have been authenticated (except lost, stolen or destroyed Debt Securities that have been replaced or paid and Debt Securities for whose payment money has theretofore been deposited in trust and thereafter repaid to us) have been delivered to the Trustee for cancellation; or

(b) all outstanding Debt Securities of that series that have not been delivered to the Trustee for cancellation have become due and payable or will become due and payable at their Stated Maturity within one year or are to be called for redemption within one year under arrangements satisfactory to the Trustee and in any case we have irrevocably deposited with the Trustee as trust funds money in an amount sufficient, without consideration of any reinvestment of interest, to pay the entire indebtedness of such Debt Securities not delivered to the Trustee for cancellation, for principal, premium, if any, and accrued interest to the Stated Maturity or redemption date;

(2) we have paid or caused to be paid all other sums payable by us under the Indenture with respect to the Debt Securities of that series; and

(3) we have delivered an Officers’ Certificate and an Opinion of Counsel to the Trustee stating that all conditions precedent to satisfaction and discharge of the Indenture with respect to the Debt Securities of that series have been satisfied (Article Four).

Legal Defeasance and Covenant Defeasance

      If and to the extent indicated in the applicable prospectus supplement, we may elect, at our option at any time, to have the provisions of Section 1502, relating to defeasance and discharge of indebtedness, which we call “legal defeasance” or Section 1503, relating to defeasance of certain restrictive covenants applied to the Debt Securities of any series, or to any specified part of a series, which we call “covenant defeasance” (Section 1501).

      Legal Defeasance. The Indentures provide that, upon our exercise of our option (if any) to have Section 1502 applied to any Debt Securities, we and, if applicable, each Subsidiary Guarantor will be discharged from all our obligations, and, if such Debt Securities are Subordinated Debt Securities, the provisions of the Subordinated Indenture relating to subordination will cease to be effective, with respect to such Debt Securities (except for certain obligations to convert, exchange or register the transfer of Debt Securities, to replace stolen, lost or mutilated Debt Securities, to maintain paying agencies and to hold moneys for payment in trust) upon the deposit in trust for the benefit of the Holders of such Debt Securities of money or United States Government Obligations, or both, which, through the payment of principal and interest in respect thereof in accordance with their terms, will provide money in an amount sufficient to pay the principal of and any premium and interest on such Debt Securities on the respective Stated Maturities in accordance with the terms of the applicable Indenture and such Debt Securities. Such defeasance or discharge may occur only if, among other things:

(1) we have delivered to the applicable Trustee an Opinion of Counsel to the effect that we have received from, or there has been published by, the United States Internal Revenue Service a ruling, or there has been a change in tax law, in either case to the effect that Holders of such Debt Securities will not recognize gain or loss for federal income tax purposes as a result of such deposit and legal defeasance and will be subject to federal income tax on the same amount, in the same manner and at the same times as would have been the case if such deposit and legal defeasance were not to occur;

(2) no Event of Default or event that with the passing of time or the giving of notice, or both, shall constitute an Event of Default shall have occurred and be continuing at the time of such deposit or, with respect to any Event of Default described in clause (8) under “— Events of Default,” at any time until 121 days after such deposit;

(3) such deposit and legal defeasance will not result in a breach or violation of, or constitute a default under, any agreement or instrument to which we are a party or by which we are bound;

(4) in the case of Subordinated Debt Securities, at the time of such deposit, no default in the payment of all or a portion of principal of (or premium, if any) or interest on any of our Senior Debt shall have occurred and be continuing, no event of default shall have resulted in the acceleration of any of our Senior Debt and no other event of default with respect to any of our Senior Debt shall have occurred and be continuing permitting after notice or the lapse of time, or both, the acceleration thereof; and

(5) we have delivered to the Trustee an Opinion of Counsel to the effect that such deposit shall not cause the Trustee or the trust so created to be subject to the Investment Company Act of 1940 (Sections 1502 and 1504).

      Covenant Defeasance. The Indentures provide that, upon our exercise of our option (if any) to have Section 1503 applied to any Debt Securities, we may omit to comply with certain restrictive covenants (but not to conversion, if applicable), including those that may be described in the applicable prospectus supplement, the occurrence of certain Events of Default, which are described above in clause (5) (with respect to such restrictive covenants) and clauses (6), (7) and (9) under “Events of Default” and any that may be described in the applicable prospectus supplement, will not be deemed to either be or result in an Event of Default and, if such Debt Securities are Subordinated Debt Securities, the provisions of the Subordinated Indenture relating to subordination will cease to be effective, in each case with respect to such Debt Securities. In order to exercise such option, we must deposit, in trust for the benefit of the Holders of such Debt Securities, money or United States Government Obligations, or both, which, through the payment of principal and interest in respect thereof in accordance with their terms, will provide money in an amount sufficient to pay the principal of and any premium and interest on such Debt Securities on the respective Stated Maturities in accordance with the terms of the applicable Indenture and such Debt Securities. Such covenant defeasance may occur only if we have delivered to the applicable Trustee an Opinion of Counsel that in effect says that Holders of such Debt Securities will not recognize gain or loss for federal income tax purposes as a result of such deposit and covenant defeasance and will be subject to federal income tax on the same amount, in the same manner and at the same times as would have been the case if such deposit and covenant defeasance were not to occur, and the requirements set forth in clauses (2), (3), (4) and (5) above are satisfied. If we exercise this option with respect to any Debt Securities and such Debt Securities were declared due and payable because of the occurrence of any Event of Default, the amount of money and United States Government Obligations so deposited in trust would be sufficient to pay amounts due on such Debt Securities at the time of their respective Stated Maturities but may not be sufficient to pay amounts due on such Debt Securities upon any acceleration resulting from such Event of Default. In such case, we would remain liable for such payments (Sections 1503 and 1504).

      If we exercise either our legal defeasance or covenant defeasance option, any Subsidiary Guarantees will terminate (Section 1304)

Notices

      Notices to Holders of Debt Securities will be given by mail to the addresses of such Holders as they may appear in the Security Register (Sections 101 and 106).

Title

      We, the Subsidiary Guarantors, the Trustees and any agent of us, the Subsidiary Guarantors or a Trustee may treat the Person in whose name a Debt Security is registered as the absolute owner of the Debt Security (whether or not such Debt Security may be overdue) for the purpose of making payment and for all other purposes (Section 308).

Governing Law

      The Indentures and the Debt Securities will be governed by, and construed in accordance with, the law of the State of New York (Section 112).

DESCRIPTION OF CAPITAL STOCK

      As of February 13, 2004, our authorized capital stock was 220,000,000 shares. Those shares consisted of (a) 20,000,000 shares of preferred stock, no par value, none of which were outstanding; and (b) 200,000,000 shares of common stock, no par value, of which 61,180,489 shares were outstanding. Of the 61,180,489 shares of common stock outstanding, 377,773 shares are shares of restricted stock. In addition, at February 13, 2004, we had issued options to purchase 5,368,939 shares of common stock at a weighted average exercise price of $16.52 per share and 2,883,277 shares of common stock reserved for future issuance under our stock option plans. In addition, as of February 13, 2004, 705,398 shares of our common stock had been reserved for issuance in the event holders of our remaining Liquid Yield OptionTM Notes due 2021 (the “LYONs”) convert their LYONs into shares of common stock. The following summary of certain provisions of our capital stock does not purport to be complete and is subject to and is qualified in its entirety by our articles of incorporation and by-laws, which are incorporated in this prospectus by reference as exhibits to the registration statement of which this prospectus forms a part, and by the provisions of applicable law.

Common Stock

      Cumulative voting is prohibited in the election of directors. Our common stock is not redeemable, does not have any conversion rights and is not subject to call by us. Holders of our common stock have no preemptive rights to maintain their respective percentage of ownership in future offerings or sales of stock by us. In addition to the voting rights described below, ownership of our common stock entitles holders to the right:

•	to receive ratably such dividends, if any, as may be declared from time to time by our board of directors out of funds legally available for dividends; and

•	in the event of our liquidation, dissolution or winding up, to share equally and ratably in the assets available for distribution after payment of all liabilities and subject to any prior rights of any holders of preferred stock then outstanding.

      The shares of our common stock presently outstanding are fully paid and non-assessable, and any shares issued by us pursuant to this prospectus will be fully paid and non-assessable when issued. Our common stock trades on the New York Stock Exchange under the symbol “SGR.”

      Each outstanding share of common stock for which there has been no change in beneficial ownership during the four years preceding the record date will entitle its holder to five votes on each matter properly submitted to our shareholders for their vote, waiver, release or other action. Holders of shares that have changed beneficial ownership within the four-year period will be entitled to only one vote per share. A change in beneficial ownership of an outstanding share of common stock is deemed to have occurred whenever a change occurs in any person or persons who, directly or indirectly, through any contract, agreement, arrangement, understanding, relationship or otherwise, have or share any of the following:

•	voting power, which includes, without limitation, the right to vote or the power to direct the voting power of the share of common stock;

•	investment power, which includes, without limitation, the power to direct the sale or other disposition of the share of common stock;

•	the right to receive or to retain the proceeds of any sale or other disposition of the share of common stock; or

•	the right to receive or to retain any distributions, including, without limitation, cash dividends, in respect of the share of common stock.

      Applying the general rules set forth above, the following events or conditions are specifically deemed to involve a change in beneficial ownership of a share of common stock:

•	in the absence of proof to the contrary provided in accordance with procedures set forth below, an outstanding share of common stock is transferred of record into the name of any other person, or upon the issuance of shares in a public offering;

•	in the case of an outstanding share of common stock held of record in the name of a corporation, general partnership, limited partnership, voting trustee, bank, trust company, broker, nominee or clearing agency, if it has not been established according to the procedures set forth below that there has been no change in the person or persons who direct the exercise of the rights referred to in the preceding set of bullet points with respect to the outstanding share of common stock during the four years immediately preceding the record date;

•	in the case of an outstanding share of common stock held of record in the name of any person as a trustee, agent, guardian or custodian under the Uniform Gifts to Minors Act as in effect in any jurisdiction, there is a change in the beneficiary of the trust, the principal of the agent, the ward of the guardian, the minor for whom the custodian is acting or a change in the trustee, agent, guardian or custodian; or

•	in the case of outstanding shares of common stock beneficially owned by a person or group of persons, who, after acquiring, directly or indirectly, the beneficial ownership of five percent of the outstanding shares of common stock, fails to notify us of the person’s or group’s ownership within ten days after the acquisition.

      Contrary provisions in our articles of incorporation aside, no change in beneficial ownership of an outstanding share of common stock will be deemed to have occurred solely as a result of:

•	any transfer without valuable consideration, including, without limitation, transfers effected by:

•	bequest or inheritance;

•	operation of law upon the death of an individual; or

•	other transfers without valuable consideration, such as gifts made in good faith and not for the purpose of circumventing provisions of our articles of incorporation;

•	any changes in the beneficiary of a trust, or any distribution of an outstanding share of common stock from the trust, by reason of the birth, death, marriage or divorce of any natural person;

•	the adoption of any natural person prior to the age of 18;

•	the passage of a given period of time;

•	the attainment by any natural person of a specific age;

•	the creation or termination of any guardianship or custodial arrangement;

•	any appointment of a successor trustee, agent, guardian or custodian with respect to an outstanding share of common stock if neither the successor has nor its predecessor had the power to vote or to dispose of the share of common stock without further instructions from others;

•	any change in the person to whom dividends or other distributions in respect of an outstanding share of common stock are to be paid pursuant to the issuance or modification of a revocable dividend payment order;

•	any issuance of a share of common stock by us or any transfer by us of a share of common stock held in treasury other than in a public offering of the share, unless otherwise determined by the board of directors at the time of authorizing the issuance or transfer;

•	any giving of a proxy in connection with a solicitation of proxies subject to the provisions of Section 14 of the Exchange Act and the rules and regulations thereunder;

•	any transfer, whether or not with consideration, among individuals related or formerly related by blood, marriage or adoption, defined as relatives, or between a relative and any person controlled by one or more relatives where the principal purpose for the transfer is to further the estate tax planning objectives of the transferor or of relatives of the transferor;

•	any appointment of a successor trustee as a result of the death of the predecessor trustee who was a natural person;

•	any appointment of a successor trustee who was specifically named in a trust instrument prior to the effective date of this offering; or

•	any appointment of a successor trustee as a result of the resignation, removal or failure to qualify of a predecessor trustee or as a result of mandatory retirement pursuant to the express terms of a trust instrument; provided, that less than 50% of the trustees administering any single trust will have changed, including in the percentage the appointment of the successor trustee, during the four-year period preceding the appointment of the successor trustee.

      All determinations concerning changes in beneficial ownership, or the absence of any change, are made by our board of directors or by a transfer agent for our common stock at our request. Written procedures designated to facilitate the determinations have been established and may be amended by our board of directors. These procedures should provide the manner of proof of facts that will be accepted and the frequency with which such proof may be required to be renewed. We and any transfer agent will be entitled to rely on any information concerning beneficial ownership of the outstanding shares of our common stock coming to our attention from any source and in any manner reasonably deemed by us to be reliable. However, neither we nor any transfer agent will be charged with any other knowledge concerning the beneficial ownership of outstanding shares of our common stock.

      In the event of any stock split or stock dividend of our common stock, each share acquired by reason of the split or dividend will be deemed to have been beneficially owned by the same person from the acquisition date of the share from which it originated.

      Each outstanding share of our common stock, whether at any particular time the holder thereof is entitled to exercise five votes or one vote, shall be identical to all other shares of our common stock in all respects, and together the outstanding shares of common stock will constitute a single class of our shares.

Preferred Stock

      Our board of directors is authorized to provide for the issuance of 20,000,000 shares of preferred stock in one or more series. Our board may, without any further vote or action by our shareholders, fix for any series the:

•	number of shares;

•	voting powers;

•	designations;

•	preferences; and

•	relative, participating, optional or other special rights and qualifications including:

•	dividend rights;

•	the dividend rate;

•	terms of redemption;

•	the redemption price or prices;

•	conversion rights; and

•	liquidation preferences.

      Undesignated preferred stock may enable our board of directors to render more difficult or to discourage an attempt to obtain control of us by means of a tender offer, proxy contest, merger or otherwise, and to thereby protect the continuity of our management. The issuance of shares of a new series of preferred stock may adversely affect the rights of the holders of our common stock. For example, any new series of preferred stock issued will rank prior to our common stock as to dividend rights, liquidation preference or both and may be convertible into shares of common stock. As a result, the issuance of shares of a new series of preferred stock may discourage bids for our common stock or may otherwise adversely affect the market price of our common stock. Our board may issue preferred stock without shareholder approval and with voting or conversion rights that could adversely affect the voting power of holders of our common stock.

Rights Plan

      On July 9, 2001, our board of directors declared a dividend of one preferred share purchase right for each outstanding share of our common stock. The dividend was paid on July 31, 2001 to the shareholders of record on that date.

      These rights, which are governed by a rights agreement dated July 9, 2001 between us and Wachovia Bank, N.A., as rights agent, protect shareholders from coercive or otherwise unfair takeover tactics. In general terms, the rights work by imposing a significant penalty upon any person or group which acquires 15% or more of our outstanding common stock without the approval of our board. The rights should not interfere with any merger or other business combination approved by our board. The following is a summary description of the rights. The rights agreement is filed as an exhibit to the registration statement of which this prospectus is a part and this summary is qualified by reference to specific terms of the rights agreement.

      The Rights. The rights will initially trade with, and will be inseparable from, the shares of common stock. The rights are evidenced only by certificates that represent shares of common stock. New rights will accompany any new shares of common stock we issue after July 31, 2001 until the distribution date described below.

      Exercise Price. Each right will allow its holder to purchase from us one one-hundredth of a share of our junior participating preferred stock for $170, once the rights become exercisable. This portion of a share of junior participating preferred stock will give the shareholder approximately the same dividend, voting and liquidation rights as would one share of common stock. Prior to exercise, the right does not give its holder any dividend, voting or liquidation rights.

      Exercisability. The rights will not be exercisable until

•	10 days after the public announcement that a person or group has become an acquiring person by obtaining beneficial ownership of 15% or more of our outstanding common stock, or, if earlier,

•	10 business days, or a later date determined by our board before any person or group becomes an acquiring person, after a person or group begins a tender or exchange offer which, if completed, would result in that person or group becoming an acquiring person.

      The date when the rights become exercisable is referred to as the distribution date. Until that date, the common stock certificates will also evidence the rights, and any transfer of shares of common stock will constitute a transfer of rights. After that date, the rights will separate from the common stock and be evidenced by book-entry credits or by rights certificates that we will mail to all eligible holders of common stock. Any rights held by an acquiring person are void and may not be exercised.

      Our board may reduce the threshold at which a person or group becomes an acquiring person from 15% to not less than 10% of the outstanding common stock.

Consequences of a Person or Group Becoming an Acquiring Person

•	Flip In. If a person or group becomes an acquiring person, all holders of rights except the acquiring person may, for $170, purchase shares of our common stock with a market value of $340, based on the market price of the common stock prior to such acquisition;

•	Flip Over. If we are later acquired in a merger or similar transaction after the rights distribution date, all holders of rights except the acquiring person may, for $170, purchase shares of the acquiring corporation with a market value of $340 based on the market price of the acquiring corporation’s stock, prior to such merger.

      Preferred Share Provisions. Each one one-hundredth of a preferred share, if issued:

•	will not be redeemable;

•	will entitle holders to quarterly dividend payments of $.01 per share, or an amount equal to the dividend paid on one share of common stock, whichever is greater;

•	will entitle holders upon liquidation either to receive $1 per share or an amount equal to the payment made on one share of common stock, whichever is greater;

•	will have the same voting power as one share of common stock; and

•	if shares of our common stock are exchanged via merger, consolidation, or a similar transaction, will entitle holders to a per share payment equal to the payment made on one share of common stock.

      The value of one one-hundredth interest in a preferred share should approximate the value of one share of common stock.

      Expiration. The rights will expire on July 9, 2011.

      Redemption. Our board may authorize a redemption of the rights for $.01 per right at any time before any person or group becomes an acquiring person. If we redeem any rights, we must redeem all of the rights. Once the rights are redeemed, the only right of the holders of rights will be to receive the redemption price of $.01 per right. The redemption price will be adjusted if we have a stock split or stock dividends of our common stock.

      Exchange. After a person or group becomes an acquiring person, but before an acquiring person owns 50% or more of our outstanding common stock, we may extinguish the rights by exchanging one share of common stock or an equivalent security for each right, other than rights held by the acquiring person.

      Anti-Dilution Provisions. Our board may adjust the purchase price of the preferred shares, the number of preferred shares issuable and the number of outstanding rights to prevent dilution that may occur from a stock dividend, a stock split, a reclassification of the preferred shares or common stock. No adjustments to the exercise price of less than 1% will be made.

      Amendments. The terms of the rights agreement may be amended by our board without the consent of the holders of the rights. However, our board may not amend the rights agreement to lower the threshold at which a person or group becomes an acquiring person to below 10% of our outstanding common stock. In addition, the board may not cause a person or group to become an acquiring person by lowering this threshold below the percentage interest that such person or group already owns. After a person or group becomes an acquiring person, our board may not amend the agreement in a way that adversely affects holders of the rights.

Louisiana Fair Price and Control Acquisition Statutes

      Under Louisiana law, the acquisition of voting power, which is called a “control share acquisition,” of an “issuing public corporation” that results in the purchaser acquiring voting power in excess of 20%, 33%

or 51% of the total voting power of the issuing public corporation requires approval of a majority of the voting power of the issuing public corporation and each class entitled to vote separately on the proposal, excluding the shares of the acquiring person, any officer of the issuing public corporation and any employee of the issuing public corporation who is also a director of the corporation. Shares acquired in a control share acquisition without such approval will have no voting rights and under certain circumstances may be subject to redemption by the corporation. The restrictions imposed under the law are applicable to all Louisiana corporations that fall within the definition of an “issuing public corporation,” as we do, unless the issuing public corporation’s articles of incorporation or by-laws contain a provision expressly disclaiming them. Our by-laws provide that these restrictions do not apply to certain acquisitions of shares directly from us that have been approved by our board. Therefore, these restrictions contained in Louisiana law apply to us only in certain circumstances.

      In addition, if particular elections were to be made by our board of directors under the Louisiana Business Corporation Law, unless specified price and procedural requirements were met, business combinations involving us and any holder of 10% or more of our outstanding voting stock could be required to be approved by at least:

•	80% of the votes entitled to be cast by holders of the outstanding voting stock; and

•	two-thirds of the votes entitled to be cast by holders of our voting stock other than the voting stock of the 10% holder.

      This provision could be regarded as a deterrent to a takeover of us and could be applied selectively by our board of directors.

Indemnification of Directors and Officers

      Our articles of incorporation contain provisions requiring the indemnification of our directors and officers to the fullest extent permitted by Section 83 of the Louisiana Business Corporation Law, including circumstances in which indemnification is otherwise discretionary. In addition, we have entered into indemnification agreements with our directors and certain of our officers providing for indemnification of such officers and directors. We believe that these provisions and the indemnification agreements are necessary to attract and retain qualified persons as directors and officers.

Classified Board of Directors

      Our articles of incorporation provide that if the number of directors constituting our entire board of directors is increased to twelve or more members, then at the next meeting of our shareholders at which directors are to be elected, the board of directors will be divided into three classes, the members of which will serve staggered three-year terms. We believe that a classified board of directors could help to ensure the continuity and stability of our board and the business strategies and policies determined by them. The classified board provision, if implemented, could have the effect of making the removal of incumbent directors more time-consuming and could discourage a third party from making a tender offer or otherwise attempting to obtain control of us, even though an attempt might be beneficial to us and our shareholders.

Advance Notice Provisions for Particular Shareholder Actions

      Our by-laws establish an advance notice procedure with regard to the nomination, other than by or at the direction of our board or a committee thereof, of candidates for election as directors. This is called the “nomination procedure” with respect to the election of directors, or with respect to other matters to be brought before an annual meeting of our shareholders, the “business procedure.”

      The nomination procedure requires that a shareholder give prior written notice, in proper form, of a planned nomination for our board of directors to our secretary. The requirements as to the form and timing of that notice are specified in our by-laws. If the election inspectors determine that a person was not nominated in accordance with the nomination procedure, the person will not be eligible for election as a director.

      Although our by-laws do not give our board any power to approve or disapprove shareholder nominations for the election of directors or of any other business desired by shareholders to be conducted at an annual or any other meeting, our by-laws may:

•	have the effect of precluding a nomination for the election of directors or precluding the conduct of business at a particular annual meeting if the proper procedures are not followed; and

•	may discourage or deter a third party from conducting a solicitation of proxies to elect its own slate of directors or otherwise attempting to obtain control of us, even if the conduct of the solicitation or the attempt might be beneficial to us and our shareholders.

      Under the business procedure, a shareholder seeking to have any business conducted at an annual meeting must give prior written notice, in proper form, to our secretary. The requirements as to the form and timing of that notice are specified in our by-laws. If the chairman or other officer presiding at a meeting determines that an item of business was not properly brought before the meeting in accordance with the business procedure, then that item of business will not be conducted at the meeting.

Super Majority Provisions

      Our articles of incorporation contain provisions requiring the affirmative vote of the holders of at least 75% of the voting power of our capital stock to amend specific provisions of the articles, including provisions relating to the removal of directors.

      Our articles of incorporation require the approval of the holders of at least 75% of our outstanding shares of our common stock, not including shares held by a related person, to approve some business combinations and related transactions. The term “related person” includes any individual, corporation, partnership or other entity which owns beneficially, directly or indirectly, more than five percent of the outstanding shares of our common stock. The term “business combination” includes, among other things:

•	any merger or consolidation of us or a subsidiary of ours which constitutes more than 50% of our assets, other than a merger or consolidation which results in our voting securities outstanding immediately prior to the merger or consolidation continuing to represent more than 50% of the combined voting power of the voting securities of the surviving entity;

•	any sale, lease, exchange, transfer of other disposition of more than 50% of our assets;

•	any reclassification of our common stock; and

•	our liquidation or dissolution.

Transfer Agent and Registrar

      The transfer agent and registrar for our common stock is Wachovia Bank, N.A.

DESCRIPTION OF DEPOSITARY SHARES

General

      We may offer fractional shares of preferred stock, rather than full shares of preferred stock. If we decide to offer fractional shares of preferred stock, we will issue receipts for depositary shares. Each depositary share will represent a fraction of a share of a particular series of preferred stock. The prospectus supplement will indicate that fraction. The shares of preferred stock represented by depositary shares will be deposited under a depositary agreement between us and a bank or trust company that meets certain requirements and is selected by us (the “Bank Depositary”). Each owner of a depositary share will be entitled to all the rights and preferences of the preferred stock represented by the depositary share. The depositary shares will be evidenced by depositary receipts issued pursuant to the depositary agreement. Depositary receipts will be distributed to those persons purchasing the fractional shares of preferred stock in accordance with the terms of the offering.

      We have summarized selected provisions of a depositary agreement and the related depositary receipts. The summary is not complete. The forms of the depositary agreement and the depositary receipts relating to any particular issue of depositary shares will be filed with the SEC via a Current Report on Form 8-K prior to our offering of the depositary shares, and you should read such documents for provisions that may be important to you.

Dividends and Other Distributions

      If we pay a cash distribution or dividend on a series of preferred stock represented by depositary shares, the Bank Depositary will distribute such dividends to the record holders of such depositary shares. If the distributions are in property other than cash, the Bank Depositary will distribute the property to the record holders of the depositary shares. However, if the Bank Depositary determines that it is not feasible to make the distribution of property, the Bank Depositary may, with our approval, sell such property and distribute the net proceeds from such sale to the record holders of the depositary shares.

Redemption of Depositary Shares

      If we redeem a series of preferred stock represented by depositary shares, the Bank Depositary will redeem the depositary shares from the proceeds received by the Bank Depositary in connection with the redemption. The redemption price per depositary share will equal the applicable fraction of the redemption price per share of the preferred stock. If fewer than all the depositary shares are redeemed, the depositary shares to be redeemed will be selected by lot or pro rata as the Bank Depositary may determine.

Voting the Preferred Stock

      Upon receipt of notice of any meeting at which the holders of the preferred stock represented by depositary shares are entitled to vote, the Bank Depositary will mail the notice to the record holders of the depositary shares relating to such preferred stock. Each record holder of these depositary shares on the record date (which will be the same date as the record date for the preferred stock) may instruct the Bank Depositary as to how to vote the preferred stock represented by such holder’s depositary shares. The Bank Depositary will endeavor, insofar as practicable, to vote the amount of the preferred stock represented by such depositary shares in accordance with such instructions, and we will take all action which the Bank Depositary deems necessary in order to enable the Bank Depositary to do so. The Bank Depositary will abstain from voting shares of the preferred stock to the extent it does not receive specific instructions from the holders of depositary shares representing such preferred stock.

Amendment and Termination of the Depositary Agreement

      The form of depositary receipt evidencing the depositary shares and any provision of the depositary agreement may be amended by agreement between the Bank Depositary and us. However, any amendment that materially and adversely alters the rights of the holders of depositary shares will not be effective unless such amendment has been approved by the holders of at least a majority of the depositary shares then outstanding. The depositary agreement may be terminated by the Bank Depositary or us only if (1) all outstanding depositary shares have been redeemed or (2) there has been a final distribution in respect of the preferred stock in connection with any liquidation, dissolution or winding up of our company and such distribution has been distributed to the holders of depositary receipts.

Charges of Bank Depositary

      We will pay all transfer and other taxes and governmental charges arising solely from the existence of the depositary arrangements. We will pay charges of the Bank Depositary in connection with the initial deposit of the preferred stock and any redemption of the preferred stock. Holders of depositary receipts will pay other transfer and other taxes and governmental charges and any other charges, including a fee for the withdrawal of shares of preferred stock upon surrender of depositary receipts, as are expressly provided in the depositary agreement to be for their accounts.

Withdrawal of Preferred Stock

      Upon surrender of depositary receipts at the principal office of the Bank Depositary, subject to the terms of the depositary agreement, the owner of the depositary shares may demand delivery of the number of whole shares of preferred stock and all money and other property, if any, represented by those depositary shares. Partial shares of preferred stock will not be issued. If the depositary receipts delivered by the holder evidence a number of depositary shares in excess of the number of depositary shares representing the number of whole shares of preferred stock to be withdrawn, the Bank Depositary will deliver to such holder at the same time a new depositary receipt evidencing the excess number of depositary shares. Holders of preferred stock thus withdrawn may not thereafter deposit those shares under the depositary agreement or receive depositary receipts evidencing depositary shares therefor.

Miscellaneous

      The Bank Depositary will forward to holders of depositary receipts all reports and communications from us that are delivered to the Bank Depositary and that we are required to furnish to the holders of the preferred stock.

      Neither the Bank Depositary nor we will be liable if we are prevented or delayed by law or any circumstance beyond our control in performing our obligations under the depositary agreement. The obligations of the Bank Depositary and us under the depositary agreement will be limited to performance in good faith of our duties thereunder, and neither of us will be obligated to prosecute or defend any legal proceeding in respect of any depositary shares or preferred stock unless satisfactory indemnity is furnished. Further, both of us may rely upon written advice of counsel or accountants, or upon information provided by persons presenting preferred stock for deposit, holders of depositary receipts or other persons believed to be competent and on documents believed to be genuine.

Resignation and Removal of Bank Depositary

      The Bank Depositary may resign at any time by delivering to us notice of its election to do so, and we may at any time remove the Bank Depositary. Any such resignation or removal will take effect upon the appointment of a successor Bank Depositary and its acceptance of such appointment. Such successor Bank Depositary must be appointed within 60 days after delivery of the notice of resignation or removal and must be a bank or trust company having its principal office in the United States and having a combined capital and surplus of at least $50,000,000.

DESCRIPTION OF WARRANTS

      We may issue warrants for the purchase of our common stock. Warrants may be issued independently or together with Debt Securities, preferred stock or common stock offered by any prospectus supplement and may be attached to or separate from any such offered securities. Each series of warrants will be issued under a separate warrant agreement to be entered into between us and a bank or trust company, as warrant agent, all as set forth in the prospectus supplement relating to the particular issue of warrants. The warrant agent will act solely as our agent in connection with the warrants and will not assume any obligation or relationship of agency or trust for or with any holders of warrants or beneficial owners of warrants. The following summary of certain provisions of the warrants does not purport to be complete and is subject to, and is qualified in its entirety by reference to, all provisions of the warrant agreements.

      You should refer to the prospectus supplement relating to a particular issue of warrants for the terms of and information relating to the warrants, including, where applicable:

(1) the number of shares of common stock purchasable upon exercise of the warrants and the price at which such number of shares of common stock may be purchased upon exercise of the warrants;

(2) the date on which the right to exercise the warrants commences and the date on which such right expires (the “Expiration Date”);

(3) United States federal income tax consequences applicable to the warrants;

(4) the amount of the warrants outstanding as of the most recent practicable date; and

(5) any other terms of the warrants.

      Warrants will be offered and exercisable for United States dollars only. Warrants will be issued in registered form only. Each warrant will entitle its holder to purchase such number of shares of common stock at such exercise price as is in each case set forth in, or calculable from, the prospectus supplement relating to the warrants. The exercise price may be subject to adjustment upon the occurrence of events described in such prospectus supplement. After the close of business on the Expiration Date (or such later date to which we may extend such Expiration Date), unexercised warrants will become void. The place or places where, and the manner in which, warrants may be exercised will be specified in the prospectus supplement relating to such warrants.

      Prior to the exercise of any warrants, holders of the warrants will not have any of the rights of holders of common stock, including the right to receive payments of any dividends on the common stock purchasable upon exercise of the warrants, or to exercise any applicable right to vote.

PLAN OF DISTRIBUTION

      We may sell securities pursuant to this prospectus in or outside the United States (a) through underwriters or dealers, (b) through agents or (c) directly to one or more purchasers, including our existing shareholders in a rights offering. The prospectus supplement relating to any offering of securities will include the following information:

•	the terms of the offering;

•	the names of any underwriters, dealers or agents;

•	the name or names of any managing underwriter or underwriters;

•	the purchase price of the securities from us;

•	the net proceeds to us from the sale of the securities;

•	any delayed delivery arrangements;

•	any underwriting discounts, commissions and other items constituting underwriters’ compensation;

•	any initial public offering price;

•	any discounts or concessions allowed or reallowed or paid to dealers; and

•	any commissions paid to agents.

Sale Through Underwriters or Dealers

      If we use underwriters in the sale, the underwriters will acquire the securities for their own account. The underwriters may resell the securities from time to time in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices determined at the time of sale. Underwriters may offer securities to the public either through underwriting syndicates represented by one or more managing underwriters or directly by one or more firms acting as underwriters. Unless we inform you otherwise in the prospectus supplement, the obligations of the underwriters to purchase the securities will be subject to certain conditions, and the underwriters will be obligated to purchase all the offered securities if they purchase any of them. The underwriters may change from time to time any initial public offering price and any discounts or concessions allowed or reallowed or paid to dealers.

      During and after an offering through underwriters, the underwriters may purchase and sell the securities in the open market. These transactions may include stabilizing transactions, over-allotment transactions, syndicate covering transactions and penalty bids in accordance with Regulation M under the Exchange Act of 1934 (the “Exchange Act”).

•	Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum.

•	Over-allotment involves sales by the underwriters of shares in excess of the number of shares the underwriters are obligated to purchase, which creates a syndicate short position. The short position may be either a covered short position or a naked short position. In a covered short position, the number of shares over-allotted by the underwriters is not greater than the number of shares that they may purchase in the over-allotment option. In a naked short position, the number of shares involved is greater than the number of shares in the over-allotment option. The underwriters may close out any covered short position by either exercising their over-allotment option and/or purchasing shares in the open market.

•	Syndicate covering transactions involve purchases of the common stock in the open market after the distribution has been completed in order to cover syndicate short positions. In determining the source of shares to close out the short position, the underwriters will consider, among other things, the price of shares available for purchase in the open market as compared to the price at which they may purchase shares through the over-allotment option. If the underwriters sell more shares than could be covered by the over- allotment option, a naked short position, the position can only be closed out by buying shares in the open market. A naked short position is more likely to be created if the underwriters are concerned that there could be downward pressure on the price of the shares in the open market after pricing that could adversely affect investors who purchase in the offering.

•	Penalty bids permit the representatives to reclaim a selling concession from a syndicate member when the common stock originally sold by the syndicate member is purchased in a stabilizing or syndicate covering transaction to cover syndicate short positions.

      These stabilizing transactions, syndicate covering transactions and penalty bids may have the effect of raising or maintaining the market price of the offered securities or preventing or retarding a decline in the market price of the offered securities. As a result, the price of the offered securities may be higher than the price that might otherwise exist in the open market. These transactions may be effected on The New York Stock Exchange or otherwise and, if commenced, may be discontinued at any time.

      If we use dealers in the sale of securities, the securities will be sold directly to them as principals. They may then resell those securities to the public at varying prices determined by the dealers at the time of resale.

Direct Sales and Sales Through Agents

      We may sell the securities directly. In this case, no underwriters or agents would be involved. We may sell securities upon the exercise of rights that we may issue to our securityholders. We may also sell the securities directly to institutional investors or others who may be deemed to be underwriters within the meaning of the Securities Act of 1933 with respect to any sale of those securities.

      We may sell the securities through agents we designate from time to time. Unless we inform you otherwise in the prospectus supplement, any agent will agree to use its reasonable best efforts to solicit purchases for the period of its appointment.

Delayed Delivery Contracts

      If we so indicate in the prospectus supplement, we may authorize agents, underwriters or dealers to solicit offers from certain types of institutions to purchase securities from us at the public offering price under delayed delivery contracts. These contracts would provide for payment and delivery on a specified date in the future. The contracts would be subject only to those conditions described in the prospectus supplement. The prospectus supplement will describe the commission payable for solicitation of those contracts.

General Information

      We may have agreements with the agents, dealers and underwriters to indemnify them against certain civil liabilities, including liabilities under the Securities Act of 1933, or to contribute with respect to payments that the agents, dealers or underwriters may be required to make. Agents, dealers and underwriters may be customers of, engage in transactions with or perform services for us in the ordinary course of their business.

LEGAL MATTERS

      Our legal counsel, Vinson & Elkins L.L.P., Houston, Texas, will pass upon certain legal matters in connection with the offered securities. The validity of issuance of the offered securities and other matters arising under Louisiana law are being passed upon by Kantrow, Spaht, Weaver & Blitzer (A Professional Law Corporation), Baton Rouge, Louisiana. Any underwriters will be advised about other issues relating to any offering by their own legal counsel.

EXPERTS

      Ernst & Young LLP, independent auditors, have audited our consolidated financial statements as of and for the years ended August 31, 2003 and 2002 included in Amendment No. 1 to our Annual Report on Form 10-K/A for the year ended August 31, 2003, as set forth in their report, which is incorporated by reference in this prospectus and elsewhere in the registration statement. Our financial statements as of and for the years ended August 31, 2003 and 2002 are incorporated by reference in reliance on Ernst & Young LLP’s report, given on their authority as experts in accounting and auditing.

      The combined financial statements of The Shaw Group Inc. for the fiscal year ended August 31, 2001 incorporated by reference in this prospectus and elsewhere in the registration statement, have been audited by Arthur Andersen LLP, independent public accountants, as stated in their report with respect thereto. Arthur Andersen LLP has not consented to the incorporation by reference of their report in this prospectus and elsewhere in the registration statement. Because Arthur Andersen LLP has ceased conducting business and is in the process of liquidation, you may not be able to recover against Arthur Andersen LLP for any claims you may have under securities or other laws as a result of Arthur Andersen LLP’s activities during the period in which it acted as our independent public accountants.

Change in Independent Auditors

      On June 26, 2002, we dismissed Arthur Andersen LLP as our independent auditors and engaged Ernst & Young LLP to serve as our independent auditors for the fiscal year ended August 31, 2002. The Arthur Andersen dismissal and the Ernst & Young engagement were recommended by our audit committee and approved by our board of directors and became effective immediately upon such approval.

      Arthur Andersen’s reports on our consolidated financial statements for the fiscal year ending August 31, 2001 did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

      During the fiscal year ended August 31, 2001 and through June 26, 2002, there were (i) no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement(s), if not resolved to Arthur Andersen’s satisfaction would have caused Arthur Andersen to make a reference to the subject matter of the disagreement(s) in connection with Arthur Andersen’s report or (ii) no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

      We have previously provided Arthur Andersen with a copy of the foregoing disclosures, and Arthur Andersen has delivered to us a letter dated June 26, 2002 stating that it has found no basis for disagreement with such statements.

      During the fiscal year ended August 31, 2001 and through June 26, 2002, we did not consult Ernst & Young with respect to the application of accounting principles to a specified transaction, whether completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14.     Other Expenses of Issuance and Distribution

      The following table sets forth all expenses payable by The Shaw Group Inc. (sometimes referred to as the “Company” in this Part II of the registration statement) in connection with the issuance and distribution of the securities. All the amounts shown are estimates, except the registration fee.

Securities and Exchange Commission registration fee	$63,350
Fees and expenses of accountants	5,000
Fees and expenses of legal counsel	40,000
Printing expenses	5,000
Blue Sky fees and expenses (including counsel)	5,000
Miscellaneous	5,650

Total	$124,000

Item 15.     Indemnification of Directors and Officers.

      Section 83 of the Louisiana Business Corporation Law or the LBCL, provides that a corporation may indemnify any person who was or is a party or is threatened to be made a party to any action, suit or proceeding, whether civil, criminal, administrative or investigative, other than an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another business, foreign or nonprofit corporation, partnership, joint venture or other enterprise. The indemnity may include expenses, including attorney fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding, if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. Section 83 further provides that a Louisiana corporation may indemnify officers and directors in an action by or in the right of the corporation under the same conditions except that no indemnification is permitted without judicial approval if the director or officer shall have been adjudged to be liable for willful or intentional misconduct in the performance of his duty to the corporation. Where an officer or director is successful on the merits or otherwise in any defense of any action referred to above or any claim therein, the corporation must indemnify him against such expenses that such officer or director actually incurred. Section 83 permits a corporation to pay expenses incurred by the officer or director in defending an action, suit or proceeding in advance of the final disposition thereof if approved by the board of directors.

      Pursuant to Section 83 of the LBCL, the registrant has adopted provisions in its articles of incorporation which require the registrant to indemnify its directors and officers to the fullest extent permitted by the LBCL.

      The registrant has entered into indemnification agreements with its directors and certain of its officers which provide that the registrant will, if certain conditions are met and the director or officer acted in accordance with the applicable standards and subject to certain procedures and exceptions, indemnify the persons for claims, judgments and related expenses resulting from their service on behalf of the registrant and its affiliated entities in any pending, threatened or completed action, suit or proceeding, whether civil administrative or criminal, except where (1) the registrant is prohibited by law from providing such indemnification; (2) payment of the indemnification amounts has been made under an insurance policy; or (3) the director or officer gained a personal profit to which he or she was not legally entitled including profits arising from the violation of certain securities laws.

Item 16.     Exhibits.

      The following documents are filed as exhibits to this registration statement:

1	.1*	—	Form of Underwriting Agreement
4.1		—	Composite of the Restatement of the Articles of Incorporation of The Shaw Group Inc. (the “Company”), as amended (incorporated by reference to the designated Exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ended August 31, 2001).
4.2		—	Amended and Restated By-Laws of the Company dated December 8, 1993 (incorporated by reference to the designated Exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ended August 31, 1994, as amended).
4.3		—	Supplement to Amended and Restated By-laws of the Company dated October 17, 2003 (incorporated by reference to the designated Exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ended August 31, 2003).
4.4		—	Specimen Common Stock Certificate (incorporated by reference to the designated Exhibit to the Company’s Registration Statement on Form S-1 filed on October 22, 1993, as amended (No. 33-70722)).
4.5		—	Indenture dated as of May 1, 2001, between the Company and United States Trust Company of New York including Form of Liquid Yield OptionTM Note due 2021 (Zero Coupon-Senior) (Exhibits A-1 and A-2) (incorporated by reference to the designated Exhibit to the Company’s Current Report on Form 8-K filed on May 11, 2001).
4.6		—	Rights Agreement, dated as of July 9, 2001, between the Company and First Union National Bank, as Rights Agent, including the Form of Articles of Amendment to the Restatement of the Articles of Incorporation of the Company as Exhibit A, the form of Rights Certificate as Exhibit B and the form of the Summary of Rights to Purchase Preferred Shares as Exhibit C (incorporated by reference to the designated Exhibit to the Company’s Registration Statement on Form 8-A filed on July 30, 2001).
4.7		—	Indenture dated as of March 17, 2003 by and among the Company, the Subsidiary Guarantors party thereto, and The Bank of New York, as trustee, including form of 10 3/4% Senior Note due 2010 (exhibits thereto) (incorporated by reference to the designated Exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended February 28, 2003).
4.8		—	Form of 10 3/4% Senior Note Due 2010 (Included as Exhibit I to the Indenture incorporated by reference as Exhibit 4.4 hereto).
4.9		—	Registration Rights Agreement dated as of May 1, 2001, among the Company, Merrill Lynch & Co. and Merrill Lynch, Pierce, Fenner & Smith, Incorporated (incorporated by reference to the designated exhibit to the Company’s Current Report on Form 8-K filed on May 11, 2001).
4	.10**	—	Form of Senior Indenture
4	.11**	—	Form of Subordinated Indenture
4	.12*	—	Form of Warrant Agreement
4	.13*	—	Form of Warrant Certificate
4	.14*	—	Form of Securities
4	.15*	—	Form of Depositary Agreement
4	.16*	—	Form of Depositary Receipt
5	.1**	—	Opinion of Vinson & Elkins L.L.P. as to the legality of the securities being registered
5	.2**	—	Opinion of Kantrow, Spaht, Weaver & Blitzer (A Professional Law Corporation) as to
matters involving Louisiana law
12	.1**	—	Statement of Computation of Ratios of Earnings to Fixed Charges and Earnings to Combined Fixed Charges Plus Preferred Dividends
23	.1**	—	Consent of Ernst & Young LLP
23	.2**	—	Consent of Vinson & Elkins L.L.P. (contained in Exhibit 5.1)
23	.3**	—	Consent of Kantrow, Spaht, Weaver & Blitzer (A Professional Law Corporation) (included in Exhibit 5.2)
24	.1**	—	Powers of Attorney (contained on signature pages)

25	.1**	—	Form T-1 Statement of Eligibility and Qualification respecting the Senior Indenture
25	.2**	—	Form T-1 Statement of Eligibility and Qualification respecting the Subordinated Indenture

*	To be filed by amendment or as an exhibit to a current report on Form 8-K of the registrant.

**	Filed herewith.

Item 17.     Undertakings.

      (a) The undersigned registrant hereby undertakes:

(1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i) To include any prospectus required by section 10(a)(3) of the Securities Act of 1933;

(ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information in this registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) of the Securities Act of 1933 if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement;

(iii) To include any material information with respect to the plan of distribution not previously disclosed in this registration statement or any material change to such information in this registration statement;

provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the registration statement is on Form S-3 or Form S-8, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the registrant pursuant to section 13 or section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in this registration statement.

(2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

      (b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant’s annual report pursuant to section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in this registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

      (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana on February 19, 2004.

THE SHAW GROUP INC.

By:	/s/ J.M. BERNHARD, JR.

J.M. Bernhard, Jr.
Chairman of the Board
and Chief Executive Officer

      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert L. Belk and Gary P. Graphia and each of them acting individually, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on his behalf individually and in each capacity stated below any and all amendments (including post-effective amendments) to this registration statement and any additional registration statement pursuant to Rule 462(b), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents, and either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on February 19, 2004.

Signature	Capacity

/s/ J. M. BERNHARD, JR. J. M. Bernhard, Jr.	Chief Executive Officer and Chairman of the Board of Directors (Principal Executive Officer)

/s/ ROBERT L. BELK Robert L. Belk	Executive Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

/s/ T.A. BARFIELD, JR. T.A. Barfield, Jr.	President, Chief Operating Officer and Director

/s/ ALBERT MCALISTER Albert McAlister	Director

/s/ L. LANE GRIGSBY L. Lane Grigsby	Director

/s/ DAVID W. HOYLE David W. Hoyle	Director

/s/ JOHN W. SINDERS, JR. John W. Sinders, Jr.	Director

/s/ CHARLES E. ROEMER, III Charles E. Roemer, III	Director

/s/ JAMES F. BARKER James F. Barker	Director

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, each Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana on February 19, 2004.

B.F. SHAW, INC.
SHAW CONNEX, INC.

By:	/s/ ROBERT L. BELK

Name: Robert L. Belk
Title: Vice President and Treasurer

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert L. Belk and Gary P. Graphia, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on his behalf individually and in each capacity stated below any and all amendments (including post-effective amendments) to this registration statement and any additional registration statement pursuant to Rule 462(b), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and either of the, or their substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on February 19, 2004.

Signature	Capacity

/s/ JEFF OTTOSEN, SR. Jeff Ottosen, Sr.	President (Principal Executive Officer)

/s/ ROBERT L. BELK Robert L. Belk	Vice President, Treasurer and Director (Principal Financial and Accounting Officer)

/s/ GARY P. GRAPHIA Gary P. Graphia	Director

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, each Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana on February 19, 2004.

C.B.P. ENGINEERING CORP.
PROSPECT INDUSTRIES (HOLDINGS), INC.
SHAW PIPE SHIELDS, INC.

By:	/s/ ROBERT L. BELK

Name: Robert L. Belk
Title: Vice President and Treasurer

      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert L. Belk and Gary P. Graphia, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on his behalf individually and in each capacity stated below any and all amendments (including post-effective amendments) to this registration statement and any additional registration statement pursuant to Rule 462(b), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and either of the, or their substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on February 19, 2004.

Signature	Capacity

/s/ RICHARD F. GILL Richard F. Gill	President and Director (Principal Executive Officer)

/s/ ROBERT L. BELK Robert L. Belk	Vice President, Treasurer and Director (Principal Financial and Accounting Officer)

/s/ GARY P. GRAPHIA Gary P. Graphia	Director

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, each Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana on February 19, 2004.

ACL PIPING, INC.
EAGLE INDUSTRIES, INC.
FIELD SERVICES, INC.
GULF COAST EQUIPMENT RENTAL, INC.
LONE STAR FABRICATORS, INC.
PIKE PROPERTIES I, INC.
PIKE PROPERTIES II, INC.
SHAW A/DE, INC.
SHAW ALLOY PIPING PRODUCTS, INC.
SHAW ENERGY SERVICES, INC.
SHAW FIELD SERVICES, INC.
SHAW FRONEK COMPANY (FCI), INC.
SHAW GLOBAL ENERGY SERVICES, INC.
SHAW GRP OF CALIFORNIA
SHAW INTELLECTUAL PROPERTY HOLDINGS, INC.
SHAW INTERNATIONAL MANAGEMENT SERVICES
ONE, INC.
SHAW INTERNATIONAL MANAGEMENT SERVICES
TWO, INC.
SHAW MANAGED SERVICES, INC.
SHAW MANAGEMENT SERVICES ONE, INC.
SHAW MANUFACTURING AND SERVICES, INC.
SHAW NAPTECH, INC.
SHAW PIPE SUPPORTS, INC.
SHAW PROCESS AND INDUSTRIAL GROUP, INC.
SHAW PROCESS FABRICATORS, INC.
SHAW SSS FABRICATORS, INC.
SHAW STONE & WEBSTER PUERTO RICO, INC.
SHAW SUNLAND FABRICATORS, INC.
SHAW WORD INDUSTRIES FABRICATORS, INC.
STONE & WEBSTER ASIA, INC.
STONE & WEBSTER HOLDING ONE, INC.
STONE & WEBSTER HOLDING TWO, INC.
STONE & WEBSTER INTERNATIONAL
HOLDINGS, INC.
STONE & WEBSTER PROCESS TECHNOLOGY, INC.
STONE & WEBSTER PURCHASING, INC.
WORLDWIDE INDUSTRIAL CONSTRUCTORS, INC.

By:	/s/ ROBERT L. BELK

Name: Robert L. Belk
Title: Vice President and Treasurer

      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert L. Belk and Gary P. Graphia, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on his behalf individually and in each capacity stated below any and all amendments (including post-effective amendments) to this registration statement and any additional registration statement pursuant to Rule 462(b), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and either of the, or their substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on February 19, 2004.

Signature	Capacity

/s/ RICHARD F. GILL Richard F. Gill	President (Principal Executive Officer)

/s/ ROBERT L. BELK Robert L. Belk	Vice President, Treasurer and Director (Principal Financial and Accounting Officer)

/s/ GARY P. GRAPHIA Gary P. Graphia	Director

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, each Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana on February 19, 2004.

SHAW COASTAL, INC.

By:	/s/ ROBERT L. BELK

Name: Robert L. Belk
Title: Executive Vice President and Treasurer

      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert L. Belk and Gary P. Graphia, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on his behalf individually and in each capacity stated below any and all amendments (including post-effective amendments) to this registration statement and any additional registration statement pursuant to Rule 462(b), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and either of the, or their substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on February 19, 2004.

Signature	Capacity

/s/ ONEIL P. MALBROUGH, JR. Oneil P. Malbrough, Jr.	President (Principal Executive Officer)

/s/ ROBERT L. BELK Robert L. Belk	Executive Vice President, Treasurer and Director (Principal Financial and Accounting Officer)

/s/ GARY P. GRAPHIA Gary P. Graphia	Director

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, each Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana on February 19, 2004.

SHAW TRANSMISSION AND DISTRIBUTION
SERVICES, INC.
STONE & WEBSTER INTERNATIONAL, INC.

By:	/s/ ROBERT L. BELK

Name: Robert L. Belk
Title: Vice President and Treasurer

      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert L. Belk and Gary P. Graphia, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on his behalf individually and in each capacity stated below any and all amendments (including post-effective amendments) to this registration statement and any additional registration statement pursuant to Rule 462(b), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and either of the, or their substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on February 19, 2004.

Signature	Capacity

/s/ T. A. BARFIELD, JR. T. A. Barfield, Jr.	President (Principal Executive Officer)

/s/ ROBERT L. BELK Robert L. Belk	Vice President, Treasurer and Director (Principal Financial and Accounting Officer)

/s/ GARY P. GRAPHIA Gary P. Graphia	Director

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, each Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana on February 19, 2004.

EMCON/OWT, INC.

BY:	/s/ RICHARD PELUSO

Name: Richard Peluso
Title: President

      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert L. Belk and Gary P. Graphia, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on his behalf individually and in each capacity stated below any and all amendments (including post-effective amendments) to this registration statement and any additional registration statement pursuant to Rule 462(b), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and either of the, or their substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on February 19, 2004.

Signature	Capacity

/s/ RICHARD PELUSO Richard Peluso	President (Principal Executive Officer)

/s/ MARY GEIGER Mary Geiger	Executive Vice President, Treasurer and Chief Financial Officer (Principal Financial and Accounting Officer)

/s/ T. A. BARFIELD, JR. T. A. Barfield, Jr.	Director

/s/ GARY P. GRAPHIA Gary P. Graphia	Director

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, each Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana on February 19, 2004.

SHAW POWER TECHNOLOGIES, INC.

By:	/s/ WILLIAM F. QUINN

Name: William F. Quinn
Title: President

      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert L. Belk and Gary P. Graphia, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on his behalf individually and in each capacity stated below any and all amendments (including post-effective amendments) to this registration statement and any additional registration statement pursuant to Rule 462(b), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and either of the, or their substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on February 19, 2004.

Signature	Capacity

/s/ WILLIAM F. QUINN William F. Quinn	President and Director (Principal Executive Officer)

/s/ DIRK J. WILD Dirk J. Wild	Treasurer (Principal Financial and Accounting Officer)

/s/ MICHAEL P. CHILDERS Michael P. Childers	Director

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, each Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana on February 19, 2004.

SHAW BENECO, INC.

By:	/s/ ROBERT L. BELK

Name: Robert L. Belk
Title: Executive Vice President and Treasurer

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert L. Belk and Gary P. Graphia, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on his behalf individually and in each capacity stated below any and all amendments (including post-effective amendments) to this registration statement and any additional registration statement pursuant to Rule 462(b), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and either of the, or their substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on February 19, 2004.

Signature	Capacity

/s/ T. A. BARFIELD, JR. T. A. Barfield, Jr.	Chief Executive Officer and Chairman of the Board of Directors (Principal Executive Officer)

/s/ ROBERT L. BELK Robert L. Belk	Executive Vice President and Treasurer (Principal Financial and Accounting Officer)

/s/ GARY P. GRAPHIA Gary P. Graphia	Director

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, each Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana on February 19, 2004.

SHAW CAPITAL, INC.
SUGAR ACQUISITION (NVDIP), INC.

By:	/s/ ROBERT L. BELK

Name: Robert L. Belk
Title: Vice President and Treasurer

      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert L. Belk and Gary P. Graphia, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on his behalf individually and in each capacity stated below any and all amendments (including post-effective amendments) to this registration statement and any additional registration statement pursuant to Rule 462(b), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and either of the, or their substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on February 19, 2004.

Signature	Capacity

/s/ J. M. BERNHARD, JR. J. M. Bernhard, Jr.	President (Principal Executive Officer)

/s/ ROBERT L. BELK Robert L. Belk	Vice President, Treasurer and Director (Principal Financial and Accounting Officer)

/s/ GARY P. GRAPHIA Gary P. Graphia	Director

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, each Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana on February 19, 2004.

SHAW CMS, INC.

By:	/s/ T. A. BARFIELD, JR.

Name: T. A. Barfield, Jr.
Title: President

      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert L. Belk and Gary P. Graphia, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on his behalf individually and in each capacity stated below any and all amendments (including post-effective amendments) to this registration statement and any additional registration statement pursuant to Rule 462(b), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and either of the, or their substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on February 19, 2003.

Signature	Capacity

/s/ T. A. BARFIELD, JR. T. A. Barfield, Jr.	President and Director (Principal Executive Officer)

/s/ SCOTT LAGRANGE Scott LaGrange	Executive Vice President and Treasurer (Principal Financial and Accounting Officer)

/s/ GARY P. GRAPHIA Gary P. Graphia	Director

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, each Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana on February 19, 2004.

SHAW CONSTRUCTORS, INC.

By:	/s/ RONNIE VOLENTINE

Name: Ronnie Volentine
Title: President

      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert L. Belk and Gary P. Graphia, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on his behalf individually and in each capacity stated below any and all amendments (including post-effective amendments) to this registration statement and any additional registration statement pursuant to Rule 462(b), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and either of the, or their substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on February 19, 2004.

Signature	Capacity

/s/ RONNIE VOLENTINE Ronnie Volentine	President and Director (Principal Executive Officer)

/s/ LEE BARNETT Lee Barnett	Treasurer (Principal Financial and Accounting Officer)

/s/ MICHAEL L. THOMAS Michael L. Thomas	Director

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, each Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana on February 19, 2004.

ENVIROGEN, INC.
MWR, INC.
SHAW E & I INVESTMENT HOLDINGS, INC.
SHAW E & I RUSSIA, INC.
SHAW FACILITIES, INC.
SHAW PROPERTY HOLDINGS, INC.

By:	/s/ ROBERT L. BELK

Name: Robert L. Belk
Title: Executive Vice President and Treasurer

      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert L. Belk and Gary P. Graphia, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on his behalf individually and in each capacity stated below any and all amendments (including post-effective amendments) to this registration statement and any additional registration statement pursuant to Rule 462(b), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and either of the, or their substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on February 19, 2004.

Signature	Capacity

/s/ T. A. BARFIELD, JR. T. A. Barfield, Jr.	President and Director (Principal Executive Officer)

/s/ ROBERT L. BELK Robert L. Belk	Executive Vice President and Treasurer (Principal Financial and Accounting Officer)

/s/ GARY P. GRAPHIA Gary P. Graphia	Director

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, each Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana on February 19, 2004.

SHAW ENVIRONMENTAL, INC.

By:	/s/ ROBERT L. BELK

Name: Robert L. Belk
Title: Vice President and Treasurer

      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert L. Belk and Gary P. Graphia, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on his behalf individually and in each capacity stated below any and all amendments (including post-effective amendments) to this registration statement and any additional registration statement pursuant to Rule 462(b), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and either of the, or their substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on February 19, 2004.

Signature	Capacity

/s/ DIANA SEVERS FERGUSON Diana Severs Ferguson	President (Principal Executive Officer)

/s/ ROBERT L. BELK Robert L. Belk	Vice President and Treasurer (Principal Financial and Accounting Officer)

/s/ T. A. BARFIELD, JR. T. A. Barfield, Jr.	Director

/s/ GARY P. GRAPHIA Gary P. Graphia	Director

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, each Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana on February 19, 2004.

SHAW ENVIRONMENTAL & INFRASTRUCTURE, INC.
SHAW INFRASTRUCTURE, INC.

By:	/s/ ROBERT L. BELK

Name: Robert L. Belk
Title: Executive Vice President and Treasurer

      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert L. Belk and Gary P. Graphia, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on his behalf individually and in each capacity stated below any and all amendments (including post-effective amendments) to this registration statement and any additional registration statement pursuant to Rule 462(b), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and either of the, or their substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on February 19, 2004.

Signature	Capacity

/s/ DIANA SEVERS FERGUSON Diana Severs Ferguson	President (Principal Executive Officer)

/s/ ROBERT L. BELK Robert L. Belk	Executive Vice President and Treasurer (Principal Financial and Accounting Officer)

/s/ T. A. BARFIELD, JR. T. A. Barfield, Jr.	Director

/s/ GARY P. GRAPHIA Gary P. Graphia	Director

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, each Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana on February 19, 2004.

SHAW FABRICATORS, INC.

By:	/s/ ROBERT L. BELK

Name: Robert L. Belk
Title: Vice President and Treasurer

      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert L. Belk and Gary P. Graphia, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on his behalf individually and in each capacity stated below any and all amendments (including post-effective amendments) to this registration statement and any additional registration statement pursuant to Rule 462(b), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and either of the, or their substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on February 19, 2004.

Signature	Capacity

/s/ MICHAEL BOUDREAUX Michael Boudreaux	President (Principal Executive Officer)

/s/ ROBERT L. BELK Robert L. Belk	Vice President, Treasurer and Director (Principal Financial and Accounting Officer)

/s/ GARY P. GRAPHIA Gary P. Graphia	Director

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, each Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana on February 19, 2004.

ASSOCIATED VALVE, INC.
SHAW FVF, INC.

By:	/s/ ROBERT L. BELK

Name: Robert L. Belk
Title: Vice President and Treasurer

      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert L. Belk and Gary P. Graphia, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on his behalf individually and in each capacity stated below any and all amendments (including post-effective amendments) to this registration statement and any additional registration statement pursuant to Rule 462(b), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and either of the, or their substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on February 19, 2004.

Signature	Capacity

/s/ DAVID L. LANDERS David L. Landers	President (Principal Executive Officer)

/s/ ROBERT L. BELK Robert L. Belk	Vice President, Treasurer and Director (Principal Financial and Accounting Officer)

/s/ GARY P. GRAPHIA Gary P. Graphia	Director

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, each Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana on February 19, 2004.

SHAW INDUSTRIAL SUPPLY CO., INC.

By:	/s/ ROBERT L. BELK

Name: Robert L. Belk
Title: Vice President and Treasurer

      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert L. Belk and Gary P. Graphia, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on his behalf individually and in each capacity stated below any and all amendments (including post-effective amendments) to this registration statement and any additional registration statement pursuant to Rule 462(b), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and either of the, or their substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on February 19, 2004.

Signature	Capacity

/s/ LOUIS V. STUART Louis V. Stuart	President (Principal Executive Officer)

/s/ ROBERT L. BELK Robert L. Belk	Vice President, Treasurer and Director (Principal Financial and Accounting Officer)

/s/ GARY P. GRAPHIA Gary P. Graphia	Director

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, each Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana on February 19, 2004.

SHAW INTERNATIONAL, INC.

By:	/s/ ROBERT L. BELK

Name: Robert L. Belk
Title: Vice President and Treasurer

      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert L. Belk and Gary P. Graphia, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on his behalf individually and in each capacity stated below any and all amendments (including post-effective amendments) to this registration statement and any additional registration statement pursuant to Rule 462(b), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and either of the, or their substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on February 19, 2004.

Signature	Capacity

/s/ T. A. BARFIELD, JR. T. A. Barfield, Jr.	President and Director (Principal Executive Officer)

/s/ ROBERT L. BELK Robert L. Belk	Vice President, Treasurer and Director (Principal Financial and Accounting Officer)

/s/ GARY P. GRAPHIA Gary P. Graphia	Director

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, each Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana on February 19, 2004.

SHAW MAINTENANCE, INC.

By:	/s/ ROBERT L. BELK

Name: Robert L. Belk
Title: Vice President and Treasurer

      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert L. Belk and Gary P. Graphia, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on his behalf individually and in each capacity stated below any and all amendments (including post-effective amendments) to this registration statement and any additional registration statement pursuant to Rule 462(b), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and either of the, or their substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on February 19, 2004.

Signature	Capacity

/s/ T. A. BARFIELD, JR. T. A. Barfield, Jr.	President (Principal Executive Officer)

/s/ ROBERT L. BELK Robert L. Belk	Vice President, Treasurer and Director (Principal Financial and Accounting Officer)

/s/ GARY P. GRAPHIA Gary P. Graphia	Director

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, each Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana on February 19, 2004.

SHAW FRONEK POWER SERVICES, INC.
SHAW POWER SERVICES, INC.

By:	/s/ ROBERT L. BELK

Name: Robert L. Belk
Title: Vice President and Treasurer

      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert L. Belk and Gary P. Graphia, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on his behalf individually and in each capacity stated below any and all amendments (including post-effective amendments) to this registration statement and any additional registration statement pursuant to Rule 462(b), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and either of the, or their substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on February 19, 2004.

Signature	Capacity

/s/ RICHARD F. GILL Richard F. Gill	President (Principal Executive Officer)

/s/ ROBERT L. BELK Robert L. Belk	Vice President, Treasurer and Director (Principal Financial and Accounting Officer)

/s/ GARY P. GRAPHIA Gary P. Graphia	Director

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, each Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana on February 19, 2004.

SHAW WASTE SOLUTIONS, LLC

By:	/s/ GEORGE P. BEVAN

Name: George P. Bevan
Title: President

      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert L. Belk and Gary P. Graphia, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on his behalf individually and in each capacity stated below any and all amendments (including post-effective amendments) to this registration statement and any additional registration statement pursuant to Rule 462(b), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and either of the, or their substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on February 19, 2004.

Signature	Capacity

/s/ GEORGE P. BEVAN George P. Bevan	President and Manager (Principal Executive Officer)

/s/ SCOTT P. LAGRANGE Scott P. LaGrange	Chief Financial Officer and Manager (Principal Financial and Accounting Officer)

/s/ GERALD KEIGLEY Gerald Keigley	Manager

/s/ DEAN MCINNIS Dean McInnis	Manager

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, each Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana on February 19, 2004.

STONE & WEBSTER CONSTRUCTION, INC.

By:	/s/ ROBERT L. BELK

Name: Robert L. Belk
Title: President

      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert L. Belk and Gary P. Graphia, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on his behalf individually and in each capacity stated below any and all amendments (including post-effective amendments) to this registration statement and any additional registration statement pursuant to Rule 462(b), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and either of the, or their substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on February 19, 2004.

Signature	Capacity

/s/ ROBERT L. BELK Robert L. Belk	President and Director (Principal Executive Officer)

/s/ GARY P. GRAPHIA Gary P. Graphia	Vice President, Secretary, Treasurer and Director (Principal Financial and Accounting Officer)

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, each Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana on February 19, 2004.

STONE & WEBSTER, INC.

By:	/s/ ROBERT L. BELK

Name: Robert L. Belk
Title: Vice President and Treasurer

      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert L. Belk and Gary P. Graphia, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on his behalf individually and in each capacity stated below any and all amendments (including post-effective amendments) to this registration statement and any additional registration statement pursuant to Rule 462(b), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and either of the, or their substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on February 19, 2004.

Signature	Capacity

/s/ T. A. BARFIELD, JR. T. A. Barfield, Jr.	President and Director (Principal Executive Officer)

/s/ ROBERT L. BELK Robert L. Belk	Vice President, Treasurer and Director (Principal Financial and Accounting Officer)

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, each Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana on February 19, 2004.

STONE & WEBSTER – JSC MANAGEMENT
CONSULTANTS, INC.

By:	/s/ ROBERT L. BELK

Name: Robert L. Belk
Title: Senior Vice President and Treasurer

      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert L. Belk and Gary P. Graphia, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on his behalf individually and in each capacity stated below any and all amendments (including post-effective amendments) to this registration statement and any additional registration statement pursuant to Rule 462(b), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and either of the, or their substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on February 19, 2004.

Signature	Capacity

/s/ T. A. BARFIELD, JR. T. A. Barfield, Jr.	Senior Vice President and Director (Principal Executive Officer)

/s/ ROBERT L. BELK Robert L. Belk	Senior Vice President and Treasurer (Principal Financial and Accounting Officer)

/s/ REYNOLDS M. DELGADO Reynolds M. Delgado	Director

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, each Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana on February 19, 2004.

STONE & WEBSTER MANAGEMENT
CONSULTANTS, INC.

By:	/s/ DIRK J. WILD

Name: Dirk J. Wild
Title: Treasurer

      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert L. Belk and Gary P. Graphia, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on his behalf individually and in each capacity stated below any and all amendments (including post-effective amendments) to this registration statement and any additional registration statement pursuant to Rule 462(b), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and either of the, or their substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on February 19, 2004.

Signature	Capacity

/s/ WILLIAM BEGLEY William Begley	President and Director (Principal Executive Officer)

/s/ DIRK J. WILD Dirk J. Wild	Treasurer (Principal Financial and Accounting Officer)

/s/ MICHAEL P. CHILDERS Michael P. Childers	Director

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, each Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana on February 19, 2004.

STONE & WEBSTER MASSACHUSETTS, INC.

By:	/s/ ROBERT L. BELK

Name: Robert L. Belk
Title: Vice President and Treasurer

      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert L. Belk and Gary P. Graphia, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on his behalf individually and in each capacity stated below any and all amendments (including post-effective amendments) to this registration statement and any additional registration statement pursuant to Rule 462(b), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and either of the, or their substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on February 19, 2004.

Signature	Capacity

/s/ GERALD R. DOTON Gerald R. Doton	President and Director (Principal Executive Officer)

/s/ ROBERT L. BELK Robert L. Belk	Vice President and Treasurer (Principal Financial and Accounting Officer)

/s/ RICHARD F. GILL Richard F. Gill	Director

/s/ JOSEPH A. GREEN Joseph A. Green	Director

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, each Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana on February 19, 2004.

STONE & WEBSTER MICHIGAN, INC.

By:	/s/ RICHARD M. GRIEVE

Name: Richard M. Grieve
Title: President

      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert L. Belk and Gary P. Graphia, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on his behalf individually and in each capacity stated below any and all amendments (including post-effective amendments) to this registration statement and any additional registration statement pursuant to Rule 462(b), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and either of the, or their substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on February 19, 2004.

Signature	Capacity

/s/ RICHARD M. GRIEVE Richard M. Grieve	President and Director (Principal Executive Officer)

/s/ ROBERT L. BELK Robert L. Belk	Treasurer (Principal Financial and Accounting Officer)

/s/ RICHARD F. GILL Richard F. Gill	Director

/s/ A. STANLEY LUCKS A. Stanley Lucks	Director

/s/ EDWARD F. HENNEBERRY Edward F. Henneberry	Director

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, each Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana on February 19, 2004.

THE LANDBANK GROUP, INC.

By:	/s/ T. A. BARFIELD, JR.

Name: T. A. Barfield, Jr.
Title: President, Chief Executive Officer and Chairman of the Board

      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert L. Belk and Gary P. Graphia, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on his behalf individually and in each capacity stated below any and all amendments (including post-effective amendments) to this registration statement and any additional registration statement pursuant to Rule 462(b), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and either of the, or their substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on February 19, 2004.

Signature	Capacity

/s/ T. A. BARFIELD, JR. T. A. Barfield, Jr.	President, Chief Executive Officer and Chairman of the Board of Directors (Principal Executive Officer)

/s/ DIRK J. WILD Dirk J. Wild	Executive Vice President, Treasurer and Director (Principal Financial and Accounting Officer)

/s/ BRAD AXELROD Brad Axelrod	Director

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, each Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana on February 19, 2004.

AMERICAN PLASTIC PIPE AND SUPPLY, L.L.C.

By:	/s/ ROBERT L. BELK

Name: Robert L. Belk
Title: Executive Vice President and Treasurer

      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert L. Belk and Gary P. Graphia, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on his behalf individually and in each capacity stated below any and all amendments (including post-effective amendments) to this registration statement and any additional registration statement pursuant to Rule 462(b), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and either of the, or their substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on February 19, 2004.

Signature	Capacity

/s/ T. A. BARFIELD, JR. T. A. Barfield, Jr.	President (Principal Executive Officer)

/s/ ROBERT L. BELK Robert L. Belk	Executive Vice President and Treasurer (Principal Financial and Accounting Officer) of the above named entity and Executive Vice President, Assistant Treasurer and Assistant Chief Financial Officer of EMCON/OWT, Inc., the sole member of the above named entity

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, each Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana on February 19, 2004.

ARLINGTON AVENUE E VENTURE, LLC
CAMDEN ROAD VENTURE, LLC
GREAT SOUTHWEST PARKWAY VENTURE, LLC

By:	/s/ T. A. BARFIELD, JR.

Name: T. A. Barfield, Jr.
Title: President

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert L. Belk and Gary P. Graphia, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on his behalf individually and in each capacity stated below any and all amendments (including post-effective amendments) to this registration statement and any additional registration statement pursuant to Rule 462(b), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and either of the, or their substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on February 19, 2004.

Signature	Capacity

/s/ T. A. BARFIELD, JR. T. A. Barfield, Jr.	President (Principal Executive Officer) of the above named entities and President, Chief Executive Officer and Chairman of the Board of LandBank Properties, L.L.C., the sole member of the above named entities

/s/ DIRK J. WILD Dirk J. Wild	Executive Vice President and Treasurer (Principal Financial and Accounting Officer) of the above name entities

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, each Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana on February 19, 2004.

BENECIA NORTH GATEWAY II, L.L.C.
CHIMENTO WETLANDS, L.L.C.
HL NEWHALL II, L.L.C.
JERNEE MILL ROAD, L.L.C.
KATO ROAD II, L.L.C.
KIP I, L.L.C.
LANDBANK BAKER, L.L.C.
MILLSTONE RIVER WETLAND SERVICES, L.L.C.
OTAY MESA VENTURES II, L.L.C.
PLATTSBURG VENTURE, L.L.C.
RARITAN VENTURE I, L.L.C.

By:	/s/ T. A. BARFIELD, JR.

Name: T. A. Barfield, Jr.
Title: President

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert L. Belk and Gary P. Graphia, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on his behalf individually and in each capacity stated below any and all amendments (including post-effective amendments) to this registration statement and any additional registration statement pursuant to Rule 462(b), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and either of the, or their substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on February 19, 2004.

Signature	Capacity

/s/ T. A. BARFIELD, JR. T. A. Barfield, Jr.	President (Principal Executive Officer) of the above named entities and President, Chief Executive Officer and Chairman of the Board of LandBank Properties, L.L.C., the sole member of the above named entities

/s/ DIRK J. WILD Dirk J. Wild	Executive Vice President and Treasurer (Principal Financial and Accounting Officer) of the above named entities

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, each Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana on February 19, 2004.

LANDBANK PROPERTIES, L.L.C.

By:	/s/ T. A. BARFIELD, JR.

Name: T. A. Barfield, Jr.
Title: Chief Executive Officer and Chairman

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert L. Belk and Gary P. Graphia, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on his behalf individually and in each capacity stated below any and all amendments (including post-effective amendments) to this registration statement and any additional registration statement pursuant to Rule 462(b), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and either of the, or their substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on February 19, 2004.

Signature	Capacity

/s/ T. A. BARFIELD, JR. T. A. Barfield, Jr.	Chief Executive Officer and Chairman (Principal Executive Officer) of the above named entity and President, Chief Executive Officer and Chairman of the Board of The LandBank Group, Inc., the sole member of the above named entity

/s/ DIRK J. WILD Dirk J. Wild	Executive Vice President and Treasurer (Principal Financial and Accounting Officer)

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, each Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana on February 19, 2004.

LFG SPECIALITIES, L.L.C.

By:	/s/ ROBERT L. BELK

Name: Robert L. Belk
Title: Executive Vice President and Treasurer

      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert L. Belk and Gary P. Graphia, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on his behalf individually and in each capacity stated below any and all amendments (including post-effective amendments) to this registration statement and any additional registration statement pursuant to Rule 462(b), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and either of the, or their substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on February 19, 2004.

Signature	Capacity

/s/ T. A. BARFIELD, JR. T. A. Barfield, Jr.	President (Principal Executive Officer) of the above named entity and Executive Vice President of EMCON/OWT, Inc., the sole member of the above named entity

/s/ ROBERT L. BELK Robert L. Belk	Executive Vice President and Treasurer (Principal Financial and Accounting Officer)

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, each Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana on February 19, 2004.

NORWOOD VENTURE I, L.L.C.

By:	/s/ T. A. BARFIELD, JR.

Name: T. A. Barfield, Jr.
Title: President

      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert L. Belk and Gary P. Graphia, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on his behalf individually and in each capacity stated below any and all amendments (including post-effective amendments) to this registration statement and any additional registration statement pursuant to Rule 462(b), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and either of the, or their substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on February 19, 2004.

Signature	Capacity

/s/ T. A. BARFIELD, JR. T. A. Barfield, Jr.	President (Principal Executive Officer) of the above named entity and President, Chief Executive Officer and Chairman of the Board of LandBank Properties, L.L.C., the sole member of the above named entity

/s/ DIRK J. WILD Dirk J. Wild	Executive Vice President of Special Projects and Treasurer (Principal Financial and Accounting Officer) of the above named entity

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, each Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana on February 19, 2004.

S C WOODS, L.L.C.

By:	STONE & WEBSTER, INC.

As Sole Member

By:	/s/ ROBERT L. BELK

Name: Robert L. Belk
Title: Vice President and Treasurer

      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert L. Belk and Gary P. Graphia, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on his behalf individually and in each capacity stated below any and all amendments (including post-effective amendments) to this registration statement and any additional registration statement pursuant to Rule 462(b), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and either of the, or their substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on February 19, 2004.

Signature	Capacity

/s/ ROBERT L. BELK Robert L. Belk	Vice President and Treasurer of Stone & Webster, Inc., the sole member of the above named entity

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, each Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana on February 19, 2004.

SHAW CALIFORNIA, L.L.C.

By:	/s/ T. A. BARFIELD, JR.

Name: T. A. Barfield, Jr.
Title: President

      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert L. Belk and Gary P. Graphia, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on his behalf individually and in each capacity stated below any and all amendments (including post-effective amendments) to this registration statement and any additional registration statement pursuant to Rule 462(b), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and either of the, or their substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on February 19, 2004.

Signature	Capacity

/s/ T. A. BARFIELD, JR. T. A. Barfield, Jr.	President (Principal Executive Officer) of the above named entity and Executive Vice President of Shaw Environmental, Inc., the sole member of the above named entity

/s/ DIRK J. WILD Dirk J. Wild	Executive Vice President and Treasurer (Principal Financial and Accounting Officer) of the above named entity

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, each Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana on February 19, 2004.

SHAW ENVIRONMENTAL LIABILITY
SOLUTIONS, L.L.C.

By:	/s/ T. A. BARFIELD, JR.

Name: T. A. Barfield, Jr.

Title:	Chief Executive Officer and Chairman of the Board

      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert L. Belk and Gary P. Graphia, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on his behalf individually and in each capacity stated below any and all amendments (including post-effective amendments) to this registration statement and any additional registration statement pursuant to Rule 462(b), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and either of the, or their substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on February 19, 2004.

Signature	Capacity

/s/ T. A. BARFIELD, JR. T. A. Barfield, Jr.	Chief Executive Officer and Chairman of the Board (Principal Executive Officer) of the above named entity and President of Shaw E&I Investment Holdings, Inc., the sole member of the above named entity

/s/ SCOTT LAGRANGE Scott LaGrange	Executive Vice President and Treasurer (Principal Financial and Accounting Officer) of the above named entity

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana on February 19, 2004.

SHAW JV HOLDINGS, L.L.C.

By:	/s/ ROBERT L. BELK

Name: Robert L. Belk
Title: Executive Vice President and Treasurer

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert L. Belk and Gary P. Graphia, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on his behalf individually and in each capacity stated below any and all amendments (including post-effective amendments) to this registration statement and any additional registration statement pursuant to Rule 462(b), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and either of the, or their substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on February 19, 2004.

Signature	Capacity

/s/ JAMES T. EARLY	President (Principal Executive Officer) of the above named entity

/s/ ROBERT L. BELK Robert L. Belk	Executive Vice President and Treasurer (Principal Financial and Accounting Officer) of the above named entity and Executive Vice President and Chief Financial Officer of The Shaw Group Inc., the sole member of the above named entity

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana on February 19, 2004.

SHAW POWER SERVICES GROUP, L.L.C.
SHAW SERVICES, L.L.C.

By:	/s/ ROBERT L. BELK

Name: Robert L. Belk
Title: Executive Vice President and Treasurer

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert L. Belk and Gary P. Graphia, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on his behalf individually and in each capacity stated below any and all amendments (including post-effective amendments) to this registration statement and any additional registration statement pursuant to Rule 462(b), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and either of the, or their substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on February 19, 2004.

Signature	Capacity

/s/ RICHARD F. GILL Richard F. Gill	President (Principal Executive Officer) of the above named entities

/s/ ROBERT L. BELK Robert L. Belk	Executive Vice President and Treasurer Principal Financial and Principal Accounting Officer) of the above named entities and Executive Vice President and Chief Financial Officer of The Shaw Group Inc., the sole member of the above named entities

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana on February 19, 2004.

SHAW REMEDIATION SERVICES, L.L.C.

BY:	/s/ T. A. BARFIELD, JR.

NAME: T. A. BARFIELD, JR.
TITLE: PRESIDENT

      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert L. Belk and Gary P. Graphia, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on his behalf individually and in each capacity stated below any and all amendments (including post-effective amendments) to this registration statement and any additional registration statement pursuant to Rule 462(b), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and either of the, or their substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on February 19, 2004.

Signature	Capacity

/s/ T. A. BARFIELD, JR. T. A. Barfield, Jr.	President (Principal Executive Officer) of the above named entity

/s/ DIRK J. WILD Dirk J. Wild	Executive Vice President and Treasurer (Principal Financial and Principal Accounting Officer) of the above named entity

/s/ ROBERT L. BELK Robert L. Belk	Executive Vice President and Chief Financial Officer of The Shaw Group Inc., the sole member of the above named entity

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, each Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana on February 19, 2004.

STONE & WEBSTER CONSTRUCTION
SERVICES, L.L.C.

By:	/s/ ROBERT L. BELK

Name: Robert L. Belk
Title: President

      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert L. Belk and Gary P. Graphia, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on his behalf individually and in each capacity stated below any and all amendments (including post-effective amendments) to this registration statement and any additional registration statement pursuant to Rule 462(b), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and either of the, or their substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on February 19, 2004.

Signature	Capacity

/s/ ROBERT L. BELK Robert L. Belk	President (Principal Executive Officer) of the above named entity and President of Stone & Webster Construction, Inc., the sole member of the above named entity

/s/ GARY P. GRAPHIA Gary P. Graphia	Vice President, Secretary and Treasurer (Principal Financial and Accounting Officer) of the above named entity

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, each Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana on February 19, 2004.

STONE & WEBSTER SERVICES, L.L.C.

By:	/s/ ROBERT L. BELK

Name: Robert L. Belk
Title: Executive Vice President and Treasurer

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert L. Belk and Gary P. Graphia, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on his behalf individually and in each capacity stated below any and all amendments (including post-effective amendments) to this registration statement and any additional registration statement pursuant to Rule 462(b), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and either of the, or their substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on February 19, 2004.

Signature	Capacity

/s/ RICHARD F. GILL Richard F. Gill	President (Principal Executive Officer) of the above named entity

/s/ ROBERT L. BELK Robert L. Belk	Executive Vice President and Treasurer (Principal Financial and Accounting Officer) of the above named entity and Vice President and Treasurer of Stone & Webster, Inc., the sole member of the above named entity

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, each Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana on February 19, 2004.

SWINC ACQUISITION FIVE, L.L.C.

By:	/s/ ROBERT L. BELK

Name: Robert L. Belk
Title: Executive Vice President and Treasurer

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert L. Belk and Gary P. Graphia, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on his behalf individually and in each capacity stated below any and all amendments (including post-effective amendments) to this registration statement and any additional registration statement pursuant to Rule 462(b), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and either of the, or their substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on February 19, 2004.

Signature	Capacity

/s/ RICHARD F. GILL Richard F. Gill	Chairman and President (Principal Executive Officer) of the above named entity

/s/ ROBERT L. BELK Robert L. Belk	Executive Vice President and Treasurer (Principal Financial and Accounting Officer) of the above named entity and Vice President and Treasurer of Stone & Webster, Inc., the sole member of the above named entity

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, each Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana on February 19, 2004.

WHIPPANY VENTURE I, L.L.C.

By:	/s/ ROBERT L. BELK

Name: Robert L. Belk
Title: Executive Vice President

      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert L. Belk and Gary P. Graphia, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on his behalf individually and in each capacity stated below any and all amendments (including post-effective amendments) to this registration statement and any additional registration statement pursuant to Rule 462(b), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and either of the, or their substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on February 19, 2004.

Signature	Capacity

/s/ ROBERT L. BELK Robert L. Belk	Executive Vice President (Principal Executive Officer) of the above named entity and Executive Vice President of LandBank Properties, L.L.C., the sole member of the above named entity

/s/ STEVE BETTS Steve Betts	Treasurer (Principal Financial and Accounting Officer) of the above named entity

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, each Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana on February 19, 2004.

BADGER® TECHNOLOGIES, L.L.C.

By:	/s/ ROBERT L. BELK

Name: Robert L. Belk
Title: Vice President and Treasurer

      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert L. Belk and Gary P. Graphia, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on his behalf individually and in each capacity stated below any and all amendments (including post-effective amendments) to this registration statement and any additional registration statement pursuant to Rule 462(b), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and either of the, or their substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on February 19, 2004.

Signature	Capacity

/s/ NICHOLAS C. GALLINARO Nicholas C. Gallinaro	President (Principal Executive Officer) of the above named entity

/s/ ROBERT L. BELK Robert L. Belk	Vice President and Treasurer (Principal Financial and Accounting Officer) of the above named entity and Vice President and Treasurer of Stone & Webster Process Technology, Inc., the sole member of the above named entity

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, each Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana on February 19, 2004.

BADGER® TECHNOLOGY HOLDINGS, L.L.C.

By:	/s/ ROBERT L. BELK

Name: Robert L. Belk
Title: Vice President and Treasurer

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert L. Belk and Gary P. Graphia, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on his behalf individually and in each capacity stated below any and all amendments (including post-effective amendments) to this registration statement and any additional registration statement pursuant to Rule 462(b), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and either of the, or their substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on February 19, 2004.

Signature	Capacity

/s/ NICHOLAS C. GALLINARO Nicholas C. Gallinaro	President (Principal Executive Officer) of the above named entity

/s/ ROBERT L. BELK Robert L. Belk	Vice President and Treasurer (Principal Financial and Accounting Officer) of the above named entity and Vice President and Treasurer of Badger® Technologies, L.L.C., the sole member of the above named entity

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, each Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana on February 19, 2004.

EDS EQUIPMENT COMPANY, LLC.

By:	/s/ ROBERT L. BELK

Name: Robert L. Belk
Title: Vice President and Treasurer

      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert L. Belk and Gary P. Graphia, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on his behalf individually and in each capacity stated below any and all amendments (including post-effective amendments) to this registration statement and any additional registration statement pursuant to Rule 462(b), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and either of the, or their substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on February 19, 2004.

Signature	Capacity

/s/ JOHNNY M. PRIEST Johnny M. Priest	President (Principal Executive Officer)

/s/ ROBERT L. BELK Robert L. Belk	Vice President and Treasurer (Principal Financial and Accounting Officer)

/s/ T. A. BARFIELD, JR. T. A. Barfield, Jr.	Manager

/s/ WILLIAM F. QUINN William F. Quinn	Manager

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, each Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana on February 19, 2004.

EDS PUERTO RICO, INC.

By:	/s/ ROBERT L. BELK

Name: Robert L. Belk
Title: Executive Vice President and Treasurer

      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert L. Belk and Gary P. Graphia, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on his behalf individually and in each capacity stated below any and all amendments (including post-effective amendments) to this registration statement and any additional registration statement pursuant to Rule 462(b), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and either of the, or their substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on February 19, 2004.

Signature	Capacity

/s/ T. A. BARFIELD, JR. T. A. Barfield, Jr.	President (Principal Executive Officer)

/s/ ROBERT L. BELK Robert L. Belk	Executive Vice President and Treasurer and Director (Principal Financial and Accounting Officer)

/s/ GARY P. GRAPHIA Gary P. Graphia	Director

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, each Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana on February 19, 2004.

SHAW ALASKA, INC.

By:	/s/ T. A. BARFIELD, JR.

Name: T. A. Barfield, Jr.
Title: President

      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert L. Belk and Gary P. Graphia, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on his behalf individually and in each capacity stated below any and all amendments (including post-effective amendments) to this registration statement and any additional registration statement pursuant to Rule 462(b), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and either of the, or their substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on February 19, 2004.

Signature	Capacity

/s/ T. A. BARFIELD, JR. T. A. Barfield, Jr.	President (Principal Executive Officer)

/s/ ROBERT L. BELK Robert L. Belk	Vice President, Treasurer and Director (Principal Financial and Accounting Officer)

/s/ GARY P. GRAPHIA Gary P. Graphia	Director

/s/ RICHARD F. GILL Richard F. Gill	Director

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, each Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana on February 19, 2004.

SHAW AMERICAS, L.L.C.

By:	/s/ ROBERT L. BELK

Name: Robert L. Belk
Title: Vice President and Treasurer

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert L. Belk and Gary P. Graphia, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on his behalf individually and in each capacity stated below any and all amendments (including post-effective amendments) to this registration statement and any additional registration statement pursuant to Rule 462(b), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and either of the, or their substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on February 19, 2004.

Signature	Capacity

/s/ T. A. BARFIELD, JR. T. A. Barfield, Jr.	President (Principal Executive Officer) of the above named entity

/s/ ROBERT L. BELK Robert L. Belk	Vice President and Treasurer (Principal Financial and Accounting Officer) of the above named entity and Executive Vice President and Chief Financial Officer of The Shaw Group Inc., sole member of the above listed entity

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, each Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana on February 19, 2004.

SHAW CENTCOM SERVICES, L.L.C.

By:	/s/ DIANA SEVERS FERGUSON

Name: Diana Severs Ferguson
Title: President

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert L. Belk and Gary P. Graphia, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on his behalf individually and in each capacity stated below any and all amendments (including post-effective amendments) to this registration statement and any additional registration statement pursuant to Rule 462(b), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and either of the, or their substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on February 19, 2004.

Signature	Capacity

/s/ DIANA SEVERS FERGUSON Diana Severs Ferguson	President (Principal Executive Officer) of the above named entity and President of Shaw Environmental & Infrastructure, Inc., sole member of the above named entity

/s/ ROBERT L. BELK Robert L. Belk	Vice President and Treasurer (Principal Financial and Accounting Officer) of the above named entity

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, each Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana on February 19, 2004.

SHAW ENERGY DELIVERY SERVICES, INC.

By:	/s/ ROBERT L. BELK

Name: Robert L. Belk
Title: Vice President and Treasurer

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert L. Belk and Gary P. Graphia, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on his behalf individually and in each capacity stated below any and all amendments (including post-effective amendments) to this registration statement and any additional registration statement pursuant to Rule 462(b), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and either of the, or their substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on February 19, 2004.

Signature	Capacity

/s/ JOHNNY M. PRIEST Johnny M. Priest	President (Principal Executive Officer)

/s/ ROBERT L. BELK Robert L. Belk	Vice President, Treasurer (Principal Financial and Accounting Officer) and Director

/s/ GARY P. GRAPHIA Gary P. Graphia	Director

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, each Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana on February 19, 2004.

SHAW MEXICO, L.L.C.

By:	/s/ T. A. BARFIELD, JR.

Name: T. A. Barfield, Jr.
Title: President

      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert L. Belk and Gary P. Graphia, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on his behalf individually and in each capacity stated below any and all amendments (including post-effective amendments) to this registration statement and any additional registration statement pursuant to Rule 462(b), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and either of the, or their substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on February 19, 2004.

Signature	Capacity

/s/ T. A. BARFIELD, JR. T. A. Barfield, Jr.	President (Principal Executive Officer)

/s/ ROBERT L. BELK Robert L. Belk	Vice President and Treasurer (Principal Financial and Accounting Officer)

/s/ MICHAEL T. SELCER Michael T. Selcer	Manager

/s/ GEORGE P. BEVAN George P. Bevan	Manager

/s/ SCOTT P. LAGRANGE Scott P. LaGrange	Manager

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, each Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana on February 19, 2004.

SHAW POWERGEN, L.L.C.

By:	/s/ DIANE SEVERS FERGUSON

Name: Diane Severs Ferguson
Title: President

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert L. Belk and Gary P. Graphia, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on his behalf individually and in each capacity stated below any and all amendments (including post-effective amendments) to this registration statement and any additional registration statement pursuant to Rule 462(b), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and either of the, or their substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on February 19, 2004.

Signature	Capacity

/s/ DIANE SEVERS FERGUSON Diane Severs Ferguson	President (Principal Executive Officer) of the above named entity and President of Shaw Environmental & Infrastructure, Inc., the sole member of the above named entity

/s/ ROBERT L. BELK Robert L. Belk	Vice President and Treasurer (Principal Financial and Accounting Officer) of the above named entity

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, each Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana on February 19, 2004.

SHAW-ROBOTIC ENVIRONMENTAL SERVICES, L.L.C.

By:	/s/ T. A. BARFIELD, JR.

Name: T. A. Barfield, Jr.
Title: President and Chief Executive Officer

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert L. Belk and Gary P. Graphia, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on his behalf individually and in each capacity stated below any and all amendments (including post-effective amendments) to this registration statement and any additional registration statement pursuant to Rule 462(b), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and either of the, or their substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on February 19, 2004.

Signature	Capacity

/s/ T. A. BARFIELD, JR. T. A. Barfield, Jr.	President, Chief Executive Officer and Manager (Principal Executive Officer)

/s/ ROBERT L. BELK Robert L. Belk	Executive Vice President, Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)

/s/ GARY P. GRAPHIA Gary P. Graphia	Manager

/s/ GEORGE P. BEVAN George P. Bevan	Manager

/s/ SCOTT P. LAGRANGE Scott P. LaGrange	Manager

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, each Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana on February 19, 2004.

SO-GLEN GAS CO., LLC

By:	EMCON/OWT, Inc.

As Sole Member

By:	/s/ ROBERT L. BELK

Name: Robert L. Belk

Title:	Executive Vice President,

Assistant Treasurer and
Assistant Chief Financial Officer

      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert L. Belk and Gary P. Graphia, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on his behalf individually and in each capacity stated below any and all amendments (including post-effective amendments) to this registration statement and any additional registration statement pursuant to Rule 462(b), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and either of the, or their substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on February 19, 2004.

Signature	Capacity

/s/ ROBERT L. BELK Robert L. Belk	Executive Vice President, Assistant Treasurer and Assistant Chief Financial Officer of EMCON/OWT, Inc., the sole member of the above named entity

INDEX TO EXHIBITS

1	.1*	—	Form of Underwriting Agreement
4.1		—	Composite of the Restatement of the Articles of Incorporation of The Shaw Group Inc. (the “Company”), as amended (incorporated by reference to the designated Exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ended August 31, 2001).
4.2		—	Amended and Restated By-Laws of the Company dated December 8, 1993 (incorporated by reference to the designated Exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ended August 31, 1994, as amended).
4.3		—	Supplement to Amended and Restated By-laws of the Company dated October 17, 2003 (incorporated by reference to the designated Exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ended August 31, 2003).
4.4		—	Specimen Common Stock Certificate (incorporated by reference to the designated Exhibit to the Company’s Registration Statement on Form S-1 filed on October 22, 1993, as amended (No. 33-70722)).
4.5		—	Indenture dated as of May 1, 2001, between the Company and United States Trust Company of New York including Form of Liquid Yield OptionTM Note due 2021 (Zero Coupon-Senior) (Exhibits A-1 and A-2) (incorporated by reference to the designated Exhibit to the Company’s Current Report on Form 8-K filed on May 11, 2001).
4.6		—	Rights Agreement, dated as of July 9, 2001, between the Company and First Union National Bank, as Rights Agent, including the Form of Articles of Amendment to the Restatement of the Articles of Incorporation of the Company as Exhibit A, the form of Rights Certificate as Exhibit B and the form of the Summary of Rights to Purchase Preferred Shares as Exhibit C (incorporated by reference to the designated Exhibit to the Company’s Registration Statement on Form 8-A filed on July 30, 2001).
4.7		—	Indenture dated as of March 17, 2003 by and among the Company, the Subsidiary Guarantors party thereto, and The Bank of New York, as trustee, including form of 10 3/4% Senior Note due 2010 (exhibits thereto) (incorporated by reference to the designated Exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended February 28, 2003).
4.8		—	Form of 10 3/4% Senior Note Due 2010 (Included as Exhibit I to the Indenture incorporated by reference as Exhibit 4.4 hereto).
4.9		—	Registration Rights Agreement dated as of May 1, 2001, among the Company, Merrill Lynch & Co. and Merrill Lynch, Pierce, Fenner & Smith, Incorporated (incorporated by reference to the designated exhibit to the Company’s Current Report on Form 8-K filed on May 11, 2001).
4	.10**	—	Form of Senior Indenture
4	.11**	—	Form of Subordinated Indenture
4	.12*	—	Form of Warrant Agreement
4	.13*	—	Form of Warrant Certificate
4	.14*	—	Form of Securities
4	.15*	—	Form of Depositary Agreement
4	.16*	—	Form of Depositary Receipt
5	.1**	—	Opinion of Vinson & Elkins L.L.P. as to the legality of the securities being registered
5	.2**	—	Opinion of Kantrow, Spaht, Weaver & Blitzer (A Professional Law Corporation) as to matters involving Louisiana law
12	.1**	—	Statement of Computation of Ratios of Earnings to Fixed Charges and Earnings to Combined Fixed Charges Plus Preferred Dividends
23	.1**	—	Consent of Ernst & Young LLP
23	.2**	—	Consent of Vinson & Elkins L.L.P. (contained in Exhibit 5.1)
23	.3**	—	Consent of Kantrow, Spaht, Weaver & Blitzer (A Professional Law Corporation) (included in Exhibit 5.2)
24	.1**	—	Powers of Attorney (contained on signature pages)
25	.1**	—	Form T-1 Statement of Eligibility and Qualification respecting the Senior Indenture
25	.2**	—	Form T-1 Statement of Eligibility and Qualification respecting the Subordinated Indenture

*	To be filed by amendment or as an exhibit to a current report on Form 8-K of the registrant.

**	Filed herewith.